UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AST SPACEMOBILE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AST SpaceMobile, Inc.

2024 Annual Meeting of Stockholders and Proxy Statement

July 30, 2024

Dear Fellow Stockholder:

I cordially invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of AST SpaceMobile, Inc., which will be held online via live internet webcast on Tuesday, September 10, 2024, at 10:00 a.m., Eastern Time. To participate in the Annual Meeting, you must register at www.proxydocs.com/ASTS before 9:30 a.m., Eastern Time on Tuesday, September 10, 2024. After completion of your registration by the registration deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Attached to this letter are the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Annual Meeting. The Proxy Statement also contains instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 online. The record date for the Annual Meeting is the close of business on July 15, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Abel Avellan
Chairman and Chief Executive Officer

AST SpaceMobile, Inc.

Midland Intl. Air & Space Port

2901 Enterprise Lane

Midland, Texas 79706

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

When: Tuesday, September 10, 2024, at 10:00 a.m., Eastern Time

Where: Via live internet webcast at www.proxydocs.com/ASTS

We are pleased to invite you to join our Board of Directors and leadership team at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of AST SpaceMobile, Inc. The Annual Meeting will be a virtual meeting, which will be conducted via live internet webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/ASTS. For more information about the Annual Meeting, including how stockholders can ask questions during the Annual Meeting, please see page 34 of the accompanying Proxy Statement.

For the Annual Meeting, we have elected to furnish our proxy materials, including the accompanying Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), to our stockholders primarily via the internet. On or about July 30, 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials.

ITEMS OF BUSINESS:

1.	To elect the 10 director nominees named in the accompanying Proxy Statement to the Company’s Board of Directors for a term expiring at the Company’s 2025 Annual Meeting of Stockholders.
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024.
3.	To approve the AST SpaceMobile, Inc. 2024 Incentive Award Plan.
4.	Such other matters as may properly come before the Annual Meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on July 15, 2024 (the “Record Date”).

HOW TO VOTE:

Your vote is important. Even if you plan to participate in the Annual Meeting, please vote right away using one of the following advance voting methods. Please ensure you have your Notice or proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card) and follow the instructions on the Notice or proxy card.

Via the Internet before the Annual Meeting: You may vote at www.proxypush.com/ASTS, 24 hours a day, seven days a week, up until 11:59 p.m., Eastern Time, on Monday, September 9, 2024.

By phone: If you reside in North America, you may vote by telephone by calling the toll-free number provided on the voting website www.proxypush.com/ASTS, the Notice and on the proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card). Telephone voting is 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Monday, September 9, 2024.

By mail: You may vote by completing and mailing the proxy card (if you requested a printed copy of the proxy materials, including a proxy card). Mailed proxy cards must be received by the Company before 11:59 p.m., Eastern Time, on Monday, September 9, 2024.

Via Remote Communication during the virtual Annual Meeting: You can vote electronically during the Annual Meeting. To be admitted to the Annual Meeting, please visit www.proxydocs.com/ASTS. Stockholders or their legal proxies must enter the control number found on their Notice or proxy card. You can find instructions for voting online during the virtual Annual Meeting on page 34 of the accompanying Proxy Statement.

Sincerely,

Abel Avellan
Chairman and Chief Executive Officer

PROXY STATEMENT SUMMARY

ANNUAL MEETING OF STOCKHOLDERS OF

AST SPACEMOBILE, INC.

TO BE HELD ON SEPTEMBER 10, 2024

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before voting and you should read the entire Proxy Statement before you vote. For more complete information regarding AST SpaceMobile, Inc.’s 2023 performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”).

INTRODUCTION

The Board of Directors (the “Board”) of AST SpaceMobile, Inc. (“AST,” the “Company,” “us,” “we,” “our,” and any related terms) is soliciting proxies from stockholders for its use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournments or postponements thereof. The Annual Meeting is scheduled to be held on Tuesday, September 10, 2024, at 10:00 a.m., Eastern Time, in a virtual meeting format at www.proxydocs.com/ASTS.

PROPOSALS TO BE VOTED ON

Stockholders are being asked to vote on the following matters at the Annual Meeting:

Proposal	Board Vote Recommendation
1. Election of the 10 director nominees named in this Proxy Statement to the Board of Directors	FOR each nominee
2. Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
3. Approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan	FOR

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders holding our Class A Common Stock, Class B Common Stock or Class C Common Stock will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. This Proxy Statement, the Annual Report, and the proxy card are also available at https://investors.ast-science.com.

We intend to mail the Notice to all stockholders of record entitled to vote at the Annual Meeting and to make our proxy materials available on or about July 30, 2024.

WHERE TO FIND MORE INFORMATION

Please see the “Other Information” section below for important information regarding the proxy materials, record date, voting shares and the Annual Meeting.

LEARN MORE ABOUT AST SPACEMOBILE, INC.

You can learn more about the Company, view our corporate governance materials, and much more by visiting our website, www.ast-science.com. Information contained on, or that can be accessed through, our website is not incorporated into or a part of this Proxy Statement.

Please also visit the Annual Meeting website at www.proxypush.com/ASTS to easily access our proxy materials or vote through the internet.

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PROXY STATEMENT

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board for the Annual Meeting and for any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held virtually via live internet webcast on Tuesday, September 10, 2024, at 10:00 a.m., Eastern Time, at www.proxydocs.com/ASTS.

You are receiving this Proxy Statement because you own shares of our Class A common stock, Class B common stock or Class C common stock which entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters.

CORPORATE GOVERNANCE FRAMEWORK

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that, along with the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”), our Amended and Restated Bylaws (“Bylaws”), the charters of the committees of the Board (the “Committees”) and our Amended and Restated Stockholders’ Agreement (the “Stockholders’ Agreement”), provide the framework for the governance of the Company. Our Code of Ethics applies to all of our directors, executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available on our corporate website at https://investors.ast-science.com. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website rather than by filing a Current Report on Form 8-K. The charters for all of our Committees as well as our Corporate Governance Guidelines are also available on the “Corporate Governance Overview” section of our investor relations website at https://investors.ast-science.com.

Board Structure and Leadership

Our Board consists of 13 directors, with three director seats currently vacant. Our Board is chaired by Abel Avellan, and includes Adriana Cisneros, Luke Ibbetson, Edward Knapp, Hiroshi Mikitani, Ronald Rubin, Christopher Sambar, Richard Sarnoff, Julio A. Torres, and Johan Wibergh, six of whom qualify as independent. Subject to the terms of the Stockholders’ Agreement and our Charter and Bylaws, the number of directors is fixed by the Board.

The business of the Company is managed under the direction of the Board. The fundamental responsibility of the Board is to lead the Company by exercising its business judgment to act in what the directors believe to be the best interests of the Company and our stockholders. The Board’s current leadership structure combines the position of Chairman and Chief Executive Officer. We believe that the combination of these two positions has been an appropriate and suitable structure for the Board’s function and efficiency, as the Chairman and Chief Executive Officer serves as the direct link between senior management and the Board. Abel Avellan currently holds the dual position of Chairman and Chief Executive Officer.

Given the position of Chairman is held by a non-independent director, the Board has designated one independent director to serve as Lead Independent Director. The Lead Independent Director’s responsibilities include, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors and acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. Mr. Torres is our Lead Independent Director.

Our Board met three times during 2023. All directors, other than Messrs. Mikitani and Amin, attended at least 66% of the total number of meetings of the Board and the Committees on which he or she served during 2023. Directors are encouraged to attend the Annual Meeting, and all directors attended the Annual Meeting of Stockholders in 2023.

Executive Sessions

Independent directors of the Board met in executive session without management at every regularly scheduled meeting during 2023. The Audit Committee is required to, and did, meet in executive session at least on an annual basis pursuant to its Charter. Additionally, the Compensation Committee met in executive sessions during 2023.

Director Independence

We are required to comply with the applicable rules of Nasdaq in determining whether a director is independent. Prior to the filing of this Proxy Statement, our Board undertook a review of the independence of the individuals named above and has affirmatively determined that each of Adriana Cisneros, Ronald Rubin, Christopher Sambar, Richard Sarnoff, Julio A. Torres and Johan Wibergh qualifies as “independent” as defined under the applicable Nasdaq rules.

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Director Selection and Nominating Process

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board expects to focus primarily on each individual’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below in order to provide an appropriate mix of experience and skills relevant to the size and nature of our business.

On June 5, 2024, we and the AST Equityholders (as defined below) entered into an amended and restated stockholders’ agreement (“Stockholders’ Agreement”). Pursuant to the Stockholders’ Agreement, among other things, the AST Equityholders, which include Mr. Avellan, Antares Technologies LLC, a Delaware limited liability company (“Antares”), Vodafone Ventures Limited, a private limited company incorporated under the Laws of England and Wales (“Vodafone”), ATC TRS II LLC, a Delaware limited liability company (“American Tower”) and Rakuten Mobile USA Service Inc., a Delaware corporation (“Rakuten USA”) (collectively, “AST Equityholders”), together with AT&T Venture Investments, LLC, a Delaware limited liability company (“AT&T”) agreed to vote all securities of the Company that may be voted in the election of our directors held by such AST Equityholders in accordance with the provisions of the Stockholders’ Agreement, and the Stockholder Parties (as defined in the Stockholders’ Agreement) agree to take all necessary action to cause Mr. Avellan to be the chairperson of our Board until the Sunset Date (refer to our Annual Report for a discussion of the “Sunset Date”).

The AST Equityholders and AT&T may nominate directors as follows: (a) Avellan may nominate seven members of our Board, which number includes the three initial vacancies for which Mr. Avellan has the right, pursuant to the Stockholders’ Agreement, to designate directors for appointment to such vacancies at any time; (b) Antares, Vodafone, American Tower, and AT&T each may nominate one member of our Board; and (c) Rakuten USA may nominate two members of our Board. The AST Equityholders and AT&T have agreed to vote for each of the foregoing nominees.

Mr. Avellan’s right to nominate directors will decrease in proportion to the ownership interests of Mr. Avellan and his permitted transferees in the Company’s aggregate outstanding voting power, such that if Mr. Avellan and his permitted transferees: (i) own less than 50% of the Company’s aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate five members of our Board; (ii) own less than 40% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate three members of our Board; (iii) own less than 30% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate two members of our Board; (iv) own less than 20% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate one member of our Board; and (v) own less than 5% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees will no longer be entitled to nominate any members of our Board. If the size of our Board is increased or decreased, the number of members that Mr. Avellan may designate will increase or decrease proportionately to the size of our Board.

Antares’s nomination right will terminate if it (together with its permitted transferees) ceases to hold at least 5% of the outstanding Class A Common Stock of the Company. Vodafone’s nomination right will terminate if it (together with its permitted transferees) ceases to beneficially own either (a) at least 5% of the outstanding Class A Common Stock of the Company or (b) at least 50% of the Class A Common Stock held by it immediately after the completion of the transactions contemplated by the Equity Purchase Agreement, dated as of December 15, 2020, by and among AST & Science LLC, New Providence Acquisition Corp., New Providence Management LLC, the AST Existing Equityholder Representative and the AST Existing Equityholders (the “Business Combination”) (the “Closing”) (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). American Tower’s nomination right will terminate if it (together with its permitted transferees) ceases to hold at least 50% of the Class A Common Stock held by it immediately after the Closing (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). Rakuten USA’s nomination right with respect to its first designee will terminate if it (together with its permitted transferees) ceases to hold either (i) at least 5% of the outstanding Class A Common Stock of the Company or (ii) at least 50% of the Class A Common Stock held by it immediately after the Closing (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock), and Rakuten USA’s nomination right with respect to its second designee will terminate if it (together with its permitted transferees) ceases to hold at least 10% of the outstanding Class A Common Stock of the Company (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). AT&T’s nomination right will terminate upon the earlier to occur: (x) (i) AT&T ceases to hold the Convertible Note, dated as of June 22, 2024, by and between the Company and AT&T (the “AT&T Note”) and (ii) the AT&T Note has converted at least 80% or more of the Class A Common Stock issued upon conversion of the AT&T Note in accordance with the terms thereof and the Convertible Security Investment Agreement, dated as of January 16, by and among the Company, and the individuals and/or entities who become party thereto from time to time or (y) all commercial agreements between the Company and AT&T have been terminated.

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Controlled Company Exception

As of the date of this Proxy Statement, Mr. Avellan and his permitted transferees hold all of the Class C Common Stock, which prior to the Sunset Date will entitle such holders to cast the lesser of 10 votes per share and the Class C Share Voting Amount, the latter of which is a number of votes per share equal to (1) (x) an amount of votes equal to 88.3% of the total voting power of our outstanding voting stock, minus (y) the total voting power of our outstanding capital stock owned or controlled by Mr. Avellan and his permitted transferees, divided by (2) the number of shares of our Class C Common Stock then outstanding. As a result, as of the date of this Proxy Statement, Avellan and his permitted transferees control approximately 80.4% of the combined voting power of our Common Stock. As a result of the holdings of Mr. Avellan and his permitted transferees, we qualify as a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirement that (i) a majority of our Board consists of independent directors, (ii) we have a compensation committee that is composed entirely of independent directors and (iii) director nominees be selected or recommended to our Board by independent directors.

We currently do not rely on these exemptions. We have in the past, and may in the future rely on such exemptions so long as we qualify as a controlled company. To the extent we rely on any of these exemptions, holders of our Class A Common Stock will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

Board Diversity

The table below provides certain information with respect to the composition of our Board. Each of the categories listed in the table has the meaning ascribed to it in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (as of July 30, 2024)

Total number of directors: 10

Part I: Gender Identity	Female	Male
Directors	1	9
Part II: Demographic Background
Asian	-	1
Hispanic or Latinx	1	2
White	-	6

Risk Oversight

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. While our Board is ultimately responsible for overseeing our risk management process, certain committees assist our Board in overseeing parts of our overall risk management and regularly reports to the Board regarding risk and the related risk management. During fiscal 2023, the Board’s Committees assisted with the following responsibilities:

●	Audit Committee: Reviewing our accounting, reporting and financial practices, including the integrity of our financial statements and the oversight of our financial controls; and overseeing the Company’s policies with respect to risk assessment and risk management.

●	Nominating and Corporate Governance Committee: Overseeing risks related to corporate governance and board composition.

●	Compensation Committee: Overseeing risks related to compensation programs, policies and practices.

In addition, our Board receives periodic detailed operating performance reviews from management regarding certain risks and related management processes and procedures. The Board believes its current leadership structure enables it to fulfill its risk oversight function.

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Communication with the Board

Interested parties who wish to communicate with the Board or any individual director can write to the Company at Midland Intl. Air & Space Port, 2901 Enterprise Lane, Midland, Texas, 79706, Attn: Secretary. If the person submitting the letter is a stockholder, the letter should include a statement indicating such. Depending on the subject matter, the Company will (i) forward the letter to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or (iii) not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

COMMITEES OF THE BOARD

The Board has established four standing committees; Audit, Compensation, Nominating and Corporate Governance, and Redemption Election, each of which operates under a written charter that has been approved by the Board. The charters for each Committee are available in the “Corporate Governance” section of our investor relations website at https://investors.ast-science.com.

Audit Committee

Our Audit Committee consists of Julio A. Torres, Ronald Rubin and Johan Wibergh, with Mr. Torres serving as chair. Our Board has affirmatively determined that each member of the Audit Committee qualifies as independent under Nasdaq rules applicable to board members generally and under Nasdaq rules and Exchange Act Rule 10A-3 specific to audit committee members. All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, each of Messrs. Rubin and Torres qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of our independent registered public accounting firm. Additionally, our Audit Committee assists Board oversight of: (i) the integrity of our financial statements; (ii) our financial and accounting controls and compliance with legal and regulatory requirements; (iii) the qualifications, performance and independence of our independent registered public accounting firm; and (iv) our policies on risk assessment and risk management. In connection with these oversight functions, our Audit Committee receives reports from, and meets with, our management and independent registered public accounting firm. Our Audit Committee receives information concerning our internal control over financial reporting and any deficiencies in such control and has established procedures for the confidential and anonymous submission of concerns to the Audit Committee regarding questionable accounting, internal controls or auditing matters. Our Audit Committee is also responsible for reviewing and, if it determines to be advisable, approving related party transactions involving the Company and our directors or executive officers, or their immediate family members.

Our Audit Committee met four times during 2023.

Compensation Committee

Our Compensation Committee consists of Adriana Cisneros, Julio A. Torres and Johan Wibergh, with Ms. Cisneros serving as chair. Our Board has affirmatively determined that each of Ms. Cisneros and Messrs. Torres and Wibergh qualifies as independent under Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

Our Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of the Company’s executive officers. It reviews and determines the compensation of our executive officers, including the Chief Executive Officer. Additionally, our Compensation Committee is responsible for: (i) the review and approval or recommendation to our Board regarding our incentive compensation and equity-based plans, policies and programs; (ii) the review and approval of all employment agreements and severance arrangements for our executive officers; and (iii) making recommendations to our Board regarding the compensation of our directors.

During 2023, none of our executive officers participated in deliberations of our Board concerning executive officer compensation. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Pursuant to its charter, our Compensation Committee has the authority to retain consultants to assist the Compensation Committee in its evaluation of executive compensation, as well as the authority to approve any such consultant’s fees and retention terms. No such consultants were engaged in 2023.

Resolutions made by the Compensation Committee during 2023 were approved by written consent and as such, no Compensation Committee meetings were held.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Adriana Cisneros, Richard Sarnoff and Julio A. Torres, with Mr. Sarnoff serving as the chair. Our Board has affirmatively determined that each of Ms. Cisneros and Messrs. Sarnoff and Torres qualifies as independent under Nasdaq rules.

Our Nominating and Corporate Governance Committee is responsible for: (i) identifying individuals qualified to become directors; (ii) overseeing succession planning for our Chief Executive Officer and other executive officers; (iii) periodically reviewing our Board’s leadership structure and recommending any proposed changes to our Board; (iv) overseeing annual evaluation of the effectiveness of our Board and its committees; and (v) developing and recommending to our Board a set of corporate governance guidelines.

Resolutions made by the Nominating and Corporate Governance Committee during 2023 were approved by written consent and as such, no Nominating and Corporate Governance Committee meetings were held.

Apart from any directors designated by the Stockholder Parties in accordance with the Stockholders’ Agreement (for so long as such agreement is in effect), the Nominating and Corporate Governance Committee will identify individuals qualified to become members of the Board and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders. In making any such recommendations, the Nominating and Corporate Governance Committee shall consider the need to have at least one director on the Board that is qualified to serve on the Redemption Election Committee of the Board. In addition, the Nominating and Corporate Governance Committee will review and report to the Board on the qualifications of the directors so that the Board can determine whether the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. The criteria to be used by the Nominating and Corporate Governance Committee in recommending directors and by the Board in nominating directors include candidates who have high levels of personal and professional integrity, strong ethics and values and the ability to make mature business judgment. Additional criteria are set forth in our corporate governance guidelines; provided, that, such criteria shall not apply to any nominees designated by the Stockholder Parties pursuant to the Stockholders’ Agreement for so long as such agreement is in effect.

In identifying potential candidates for Board membership, the Nominating and Corporate Governance Committee relies on suggestions and recommendations from directors, stockholders, management and others, including, from time to time, executive search firms. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees. Stockholders interested in recommending an individual for Board membership consideration must submit a written notice to the Corporate Secretary of the Company at Midland Intl. Air & Space Port, 2901 Enterprise Lane, Midland, Texas 79706.

Under our Bylaws, nominations of directors may be made only by or at the direction of the Board or by a stockholder who was a beneficial owner of shares of the Company both at the time of this notice and at the time of the Annual Meeting, entitled to vote and is present in person in the Annual Meeting.

Redemption Election Committee

Our Redemption Election Committee is responsible for determining whether, in connection with the redemption of the AST LLC Common Units by a holder thereof, we, in our capacity as managing member of AST LLC, should elect to redeem such Common Units for cash or shares of Class A Common Stock. Our Redemption Election Committee must be comprised solely of directors who were not nominated under the Stockholders’ Agreement or other contractual right by, and are not otherwise affiliated with, any holder of Class B Common Stock or Class C Common Stock, and currently consists of Adriana Cisneros. Under the Stockholders’ Agreement, the Stockholder Parties have agreed that, until such date as the Stockholder Parties collectively control less than 50% of the total voting power of the Company, (i) the Stockholder Parties will take all necessary action to cause the Company and our Board to maintain the Redemption Election Committee of our Board and its delegated powers and (ii) the provisions of the Stockholders’ Agreement relating to the Redemption Election Committee cannot be amended without the express approval of the Redemption Election Committee.

Requests related to the redemption of AST LLC Common Units made during 2023 were approved by written consent and as such, no Redemption Election Committee meetings were held.

Policy Regarding Hedging

Because the hedging of the Company’s securities may weaken the alignment of the interests of our directors and officers from those of our stockholders, we have a policy prohibiting our directors and officers from engaging in any transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to the Company’s securities held by them to hedge or offset any decrease in the market value of the Company’s securities.

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PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board shall consist of no less than five or more than 19 directors, with the number of directors being fixed by the Board within such range subject to the restrictions set forth in the Stockholders’ Agreement. Per the Stockholders’ Agreement, the Board shall consist of 13 directors. Each director is elected to serve for a one-year term that expires at the Company’s next Annual Meeting of Stockholders.

All of the Company’s current directors have been nominated for election at the Annual Meeting to serve for a term expiring at the Company’s 2025 annual meeting of stockholders. Pursuant to the Stockholders’ Agreement, Messrs. Sarnoff, Torres, Rubin, and Wibergh were nominated by Mr. Avellan. Likewise, pursuant to the Stockholders’ Agreement, Ms. Cisneros was nominated by Antares; Mr. Ibbetson was nominated by Vodafone; Mr. Knapp was nominated by American Tower; Mr. Mikitani was nominated by Rakuten USA; and Mr. Sambar was nominated by AT&T. Each of the director nominees has consented to serve for his or her term if elected. If any director nominee should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the individuals named as proxies will vote for the substitute nominee designated by the Board.

Each of our directors, except for Messrs. Wibergh and Sambar, has served on our Board since 2021. Mr. Avellan also served as a director of AST LLC since 2017.

The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. Accordingly, as 10 directors are up for election at the Annual Meeting, the 10 nominees receiving the highest number of votes cast “for” will be elected. Only votes “for” will affect the outcome.

Directors Standing For Election

ABEL AVELLAN

Mr. Avellan, age 53, is the Founder, Chairman, and Chief Executive Officer of AST LLC since its inception in 2017 and has served as the Company’s Chairman of the Board of Directors and Chief Executive Officer since April 2021. Prior to founding the Company, Mr. Avellan served as the founder and Chief Executive Officer of Emerging Markets Communications (“EMC”), a satellite-based communications services provider to maritime and other mobility markets, from 2000 until its sale to Global Eagle Entertainment Inc. for $550.0 million in July 2016. Following the acquisition of EMC, Mr. Avellan worked as the President and Chief Strategy Officer for Global Eagle Entertainment Inc. until April 2017. Mr. Avellan has over 25 years of success in the space industry and is the co-inventor of 21 U.S. patents. He was the recipient of the Satellite Transaction of the Year award by Euroconsult in 2015, was named Satellite Teleport Executive of the Year in 2017 and in February 2024 was named a Commissioner to the ITU/UNESCO Broadband Commission for Sustainable Development. Mr. Avellan has a Bachelor’s in electrical engineering from Simón Bolivar University. We believe Mr. Avellan is qualified to serve on our Board due to his expertise and years of success developing innovative space-based technologies and continually proven engineering and management acumen.

ADRIANA CISNEROS

Ms. Cisneros, age 44, has served as a member of our Board since April 2021. Since September 2013, Ms. Cisneros has served as the Chief Executive Officer of Cisneros, a global enterprise focused on media & entertainment, digital advertising solutions, real estate, and social leadership, and she served as its Vice Chairman and Director of Strategy from September 2005 to August 2013. Ms. Cisneros currently serves on the boards of directors of Mattel Inc. and Ford Motor Company, and also serves on numerous non-profit boards. Ms. Cisneros holds a B.A. in journalism from Columbia University, a M.A. in journalism from New York University and a degree in leadership development from Harvard Business School. We believe Ms. Cisneros is qualified to serve on our Board, serve as Chairwoman of our Compensation Committee and our Redemption Election Committee, and be a member of our Nominating and Corporate Governance Committee based on her significant leadership experience in media, real estate, entertainment and digital and consumer products.

LUKE IBBETSON

Mr. Ibbetson, age 55, has served as a member of our Board since April 2021. Mr. Ibbetson has worked with Vodafone since 1996 and has led the Vodafone Group Research and Development Organization since 2013, which is responsible for all aspects of future research, including trials of emerging technologies. Mr. Ibbetson serves on the board of several industry groups and initiatives, including the 5G Automotive Alliance, and serves as Chairman of the Next Generation Mobile Networks Alliance Board Strategy committee. Mr. Ibbetson holds a B.Sc. in electronic engineering and a M.Sc. in telecommunications from the University of Leeds. We believe Mr. Ibbetson is qualified to serve on our Board based on his years of experience and commitment to innovative thinking in the telecommunications industry.

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EDWARD KNAPP

Mr. Knapp, age 63, has served as a member of our Board since April 2021. Mr. Knapp currently serves as the corporate Chief Technology Officer for American Tower Corporation. Prior to joining American Tower in 2017, Mr. Knapp served as Senior Vice President of Engineering at Qualcomm, where he was responsible for Qualcomm’s New Jersey Corporate Research Center, from which he managed a global engineering team of researchers and product engineering staff. He currently serves on the board of directors of the Center for Automotive Research. Mr. Knapp holds a B.E. in electrical engineering from Stony Brook University, a M.S. in electrical engineering from Polytechnic University (NYU) in New York, and a M.B.A. from Columbia University. We believe Mr. Knapp is qualified to serve on our Board based on his more than 40 years of communications technology experience and 30 years of experience in the development of the global wireless industry.

HIROSHI MIKITANI

Mr. Mikitani, age 59, has served as a member of our Board since April 2021. Mr. Mikitani is the founder, Chairman and Chief Executive Officer of Rakuten Group, Inc. Founded in 1997 with the mission to contribute to society by creating value through innovation and entrepreneurship, Rakuten Group, Inc. is one of the world’s leading internet service companies. Mr. Mikitani also serves as Vice Chairman and co-Chief Executive Officer of Rakuten Medical, Inc., a global biotechnology company developing precision, cell-targeting investigational therapies on its Alluminox™ platform. Mr. Mikitani has previously served as a member of the Lyft, Inc. board of directors and currently serves on the boards of directors of a number of privately held companies. In 2011, he was appointed Chairman of the Tokyo Philharmonic Orchestra. He also serves as Representative Director of the Japan Association of New Economy (JANE). Mr. Mikitani holds a commerce degree from Hitotsubashi University and an M.B.A. from Harvard Business School. We believe Mr. Mikitani is qualified to serve on our Board based on his extensive operating and management experience with major technology companies.

RONALD RUBIN

Mr. Rubin, age 58, has served as a member of our Board since April 2021. Mr. Rubin is the Co-Founder and Managing Director of Tower Alliance, LLC. Founded in 2014, Tower Alliance, LLC is a leading provider of outsourced services to wireless infrastructure owners. Mr. Rubin served as Chief Financial Officer of Global Tower Partners from 2010 to 2013. Mr. Rubin holds a B.S. in Accounting from American University and a M.S. in Taxation from Florida International University and is a Certified Public Accountant. We believe Mr. Rubin is qualified to serve on our Board and be a member of our Audit Committee based on his years of experience in the telecommunications industry.

CHRISTOPHER SAMBAR

Mr. Sambar, age 50, has served as a member of our Board since June 2024. Mr. Sambar has served as the Head of Network at AT&T since April 2022. In this role, he leads AT&T’s Global Network organization and teams responsible for technology architecture design, engineering, building, and operating AT&T’s next generation mobile and fiber networks. His responsibilities include overseeing one of the world’s largest network infrastructure capital deployments as well as for the 24/7 global operations team ensuring service continuity for more than 100.0 million AT&T mobile and broadband customers, and millions of business customers. Previously, from August 2019 to April 2022, Mr. Sambar was Executive Vice President, Technology Operations at AT&T, responsible for long-term technology initiatives and global planning, construction and engineering of AT&T’s mobile, fiber and core network infrastructure build programs. Since joining AT&T in 2002, Mr. Sambar has held various senior executive positions in AT&T’s FirstNet, Business Solutions, Consumer Broadband, Retail, Human Resources, and Corporate Strategy teams. Mr. Sambar serves on the Board for the National Medal of Honor Museum Foundation which is dedicated to honoring Medal of Honor recipients through the design, build, and maintaining of the museum, monument, and institute. Mr. Sambar holds an M.B.A from the University of Southern California and a Bachelor of Science degree from The United States Naval Academy. Following graduation from the Naval Academy, he served 7 years on active duty and 16 years in the reserves (Navy SEAL) with multiple deployments throughout Europe, the Middle East and one tour of duty during the Iraq war in 2005 and 2006. We believe Mr. Sambar is qualified to serve on our Board based on his extensive leadership experience in the telecommunication industry spanning network & technology operations, capital planning and sales and distribution, among other areas.

RICHARD SARNOFF

Mr. Sarnoff, age 65, has served as a member of our Board since April 2021. Mr. Sarnoff is a Partner at Kohlberg Kravis Roberts & Company and leads its media, entertainment and education investing activities for its United States private equity group. From 2014 through 2017, Mr. Sarnoff served as Managing Director and Head of the Media and Communications industry group of Kohlberg Kravis Roberts & Company, leading investments in the media, telecom, digital media and education sectors in the United States. Mr. Sarnoff currently serves on the board of directors of Chegg, Inc. and of several private companies, as well as several not-for-profit organizations. Mr. Sarnoff holds a B.A. in Art and Archeology from Princeton University and an M.B.A. from Harvard Business School. We believe Mr. Sarnoff is qualified to serve on our Board and serve as Chairman of our Nominating and Corporate Governance Committee based on his extensive experience serving in senior leadership roles, and on the boards of directors of media and digital technology companies.

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JULIO A. TORRES

Mr. Torres, age 57, has served as a member of our Board since April 2021. Mr. Torres has served as the managing partner at Multiple Equilibria Capital, a financial advisory firm, since March 2013. Mr. Torres previously served as the Chief Executive Officer and member of the board of directors of Andina Acquisition Corp. III, a blank check company, from January 2019 until its merger with Stryve Foods, Inc. in July 2021. From August 2015 to March 2018, Mr. Torres served as Chief Executive Officer and a member of the board of directors of Andina Acquisition Corp. II, a blank check company that consummated an initial business combination with Lazy Days’ R.V. Center, Inc. From October 2011 through January 2013, Mr. Torres served as Co-Chief Executive Officer of Andina Acquisition Corp. He also served as a member of the board of Andina Acquisition Corp. from October 2011 until its merger in December 2013 with Tecnoglass Inc. and has continued to serve on the board of Tecnoglass Inc. since such time. Mr. Torres also serves on the board of several international public companies. Mr. Torres graduated from the Universidad de los Andes and received an M.B.A. from the Kellogg Graduate School of Management at Northwestern University and a master in Public Administration from the J.F. Kennedy School of Government at Harvard University. We believe Mr. Torres is qualified to serve on our Board, serve as the Chairman of our Audit Committee, and be a member of our Compensation Committee and our Nominating and Corporate Governance Committee based on his extensive operational and corporate governance experience.

JOHAN WIBERGH

Mr. Wibergh, age 60, has served as a member of our Board since June 2024. Mr. Wibergh is currently retired, and previously served as Chief Technology and Information Officer of Vodafone, a global telecommunications provider, from May 2015 to December 2022. From July 2008 to January 2015, he served as Executive Vice President & Head of Business Unit Networks for Ericsson, a multinational networking and telecommunications company. He has over 35 years of experience in managing large-scale operations across the globe, having served in various C-suite positions with leading global companies for more than 15 years. He brings with him a wealth of experience in technology innovation and leadership in networking and telecommunications. His leadership experience spans various areas such as telecoms networks, enterprise networks, digital and IT systems, cyber security, R&D, product management, operational excellence, and large-scale 24/7 operations. Mr. Wibergh currently serves on the board of directors of Trimble Inc., a public technology company, and Bell Canada, a public telecommunications company in Canada. Mr.Wibergh is also a member of the Executive Advisory board of Arrcus Inc. Mr. Wibergh also currently serves on the boards of directors of various private companies. Mr.Wibergh’s previous board experience includes Vantage Towers AG (2020-2022), KTH Royal Institute of Technology (2010-2016) and chairman of Next Generation Mobile Networks (2016-2018). He has also served on the advisory boards of IBM, HP Enterprises and Amdocs. Mr. Wibergh has a Masters in Computer Science and Engineering from Linkoping University, Sweden. We believe Mr. Wibergh is qualified to serve on our Board and be a member of our Compensation Committee and our Audit Committee based on his extensive experience and commitment to innovative thinking in the telecommunications industry.

The Board of Directors Unanimously Recommends that Stockholders

Vote “For” the Election of All of the Director Nominees.

Proxies received by the Board will be voted “For” the election of each director nominee unless a contrary vote is specified.

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DIRECTOR COMPENSATION

Director Compensation Program

Our director compensation program consists of annual cash retainer fees and long-term equity awards for the non-employee directors of our Board who are not affiliated with Anteras, Vodafone, American Tower or Rakuten Mobile Singapore PTE, LTD, a Singapore private limited company (“Rakuten”), or any of their affiliates (the “Director Compensation Program”). Messrs. Rubin, Sarnoff, Torres and Wibergh are, and Mr. Coleman prior to his resignation from our Board was, eligible to participate in the Director Compensation Program. The material terms of the Director Compensation Program are summarized below.

Cash Compensation

●	Annual Retainer: $50,000

●	Annual Committee Chair Retainer:

○	Audit: $20,000

○	Compensation: $15,000

○	Nominating and Corporate Governance: $10,000

●	Annual Committee Member (Non-Chair Retainer):

○	Audit: $10,000

○	Compensation: $7,500

○	Nominating and Corporate Governance: $5,000

Annual cash retainers are paid in quarterly installments in arrears and are pro-rated for any partial calendar quarter of service.

Equity Compensation

An eligible director who is serving on our Board as of the date of the Annual Meeting of Stockholders each calendar year will be automatically granted, on such Annual Meeting Date, a restricted stock unit award (“RSUs”) with a value of approximately $150,000, which will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting of stockholders following the grant date, subject to the director’s continued service through the applicable vesting date.

In addition, these awards will vest in full upon a change in control of the Company (as defined in the AST SpaceMobile 2020 Incentive Award Plan (“2020 Plan”)).

Our 2023 Annual Meeting of Stockholders was held on August 17, 2023. On this date, the 2023 annual grant of 38,462 RSUs, which had a grant fair value of $150,000, was made to each eligible director. Refer to the directors’ compensation table below for further detail.

Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2020 Plan.

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Director Compensation for the Fiscal Year Ended December 31, 2023

The following table sets forth information for the fiscal year ended December 31, 2023 regarding the compensation awarded to, earned by or paid to our non-employee directors.

Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Total ($)
Tareq Amin(4)	-	-	-
Adriana Cisneros	-	-	-
Alexander Coleman(5)	75,000	150,000	225,000
Luke Ibbetson	-	-	-
Edward Knapp	-	-	-
Hiroshi Mikitani	-	-	-
Ronald Rubin	60,000	150,000	210,000
Richard Sarnoff	60,000	150,000	210,000
Julio A. Torres	82,500	150,000	232,500

(1)	Mr. Avellan, Chairman of the Company’s Board and Chief Executive Officer, is not included in this table as he was our employee in 2023 and did not receive compensation for services as a director. All compensation paid to Mr. Avellan for his services provided to us in 2023 is reflected in the Summary Compensation Table below.
(2)	Messrs. Sambar and Wibergh joined our Board in June 2024 and as such are not included in this table.
(3)	On August 17, 2023, the listed non-employee directors were granted 38,462 RSUs. Amounts represent the aggregate grant date fair value of RSUs computed in accordance with Accounting Standard Codification 718 Compensation - Stock Compensation (“FASB ASC 718”). We provide information regarding the assumptions used to calculate the value of equity awards in Note 12: Stock-Based Compensation to our Consolidated Financial Statements included in our 2023 Annual Report on Form 10-K.

The table below shows the aggregate number of outstanding stock awards, both vested and unvested, for each of the non-employee directors as of December 31, 2023:

Name	RSUs	Options
Tareq Amin	-	-
Adriana Cisneros	-	725,074
Alexander Coleman	66,884	-
Luke Ibbetson	-	-
Edward Knapp	-	-
Hiroshi Mikitani	-	-
Ronald Rubin	66,884	-
Richard Sarnoff	66,884	348,035
Julio A. Torres	66,884	-

(4)	Mr. Amin was a member of the Board until August 8, 2023.
(5)	Mr. Coleman was a member of the Board until June 19, 2024.

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PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit our consolidated financial statements. To execute this responsibility, the Audit Committee evaluates, among other things, (i) the independent registered public accounting firm’s qualifications, performance, and independence, (ii) whether the independent registered public accounting firm should be rotated, and (iii) the advisability and potential impact of selecting a different independent registered public accounting firm.

Proposal No. 2 is the ratification of the Audit Committee’s appointment of KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit our financial statements for fiscal year 2024. The Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. KPMG has audited our financial statements since our fiscal year ended December 31, 2021.

We are not required to have the stockholders ratify the appointment of KPMG as our independent registered public accounting firm. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the retention of KPMG, but ultimately may decide to retain KPMG as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast at the Annual Meeting, excluding abstentions and broker non-votes, is required to approve the ratification of the appointment of KPMG as our independent registered public accounting firm. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of KPMG as our independent public accounting firm. Abstentions will not be considered votes cast; therefore, they will have no effect on the vote. We do not expect any broker non-votes for Proposal 2.

The Board recommends a vote “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proxies received by the Board will be voted “FOR” ratification unless a contrary vote is specified.

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PROPOSAL NO. 3 - APPROVAL OF THE 2024 INCENTIVE AWARD PLAN

The Board of Directors is submitting the AST SpaceMobile, Inc. 2024 Incentive Award Plan to our stockholders for approval.

Overview

We currently maintain the AST SpaceMobile 2020 Incentive Award Plan (“2020 Plan”), which was originally adopted in connection with the Business Combination (refer to our 2023 Annual Report on Form 10-K for a discussion of the “Business Combination”) by the Board of Directors. Prior to the Business Combination, equity-based awards were granted under the AST LLC 2019 Equity Incentive Plan (“AST LLC Incentive Plan”). The plan was approved in 2019 by the members of AST LLC. Following the completion of the Business Combination, no new awards were granted under the AST LLC Incentive Plan.

The Company reserved 10,800,000 shares of Common Stock for issuance pursuant to awards under the 2020 Plan. As of the date of this Proxy Statement, 1,415,079 shares of Common Stock remained reserved for issuance. Additionally, as of June 30, 2024, there were 3,368,859 outstanding RSUs and 4,059,043 outstanding stock options with a weighted average exercise price of $8.26 and a weighted average remaining contractual life of 8.26 years under the 2020 Plan.

At this Annual Meeting, the Company is requesting that our stockholders approve the AST SpaceMobile, Inc. 2024 Incentive Award Plan (the “Plan”), which, among other things, would reserve an additional 2,000,000 shares of Class A Common Stock for the issuance of awards under the Plan and may increase the number of shares available for issuance under the Plan by up to 2,000,000 shares annually beginning on January 1, 2025, and on each January 1 during the term of the Plan thereafter. Shares reserved but unissued under the 2020 Plan will also be available for issuance of awards under the Plan. In addition, shares that are currently subject to outstanding awards under the 2020 Plan that expire, are forfeited or otherwise terminate unexercised may be subjected to new awards under the Plan.

The Board and the Compensation Committee believe that the Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

The Plan was adopted by the Board of Directors on July 29, 2024, subject to the approval of our stockholders. If approved by our stockholders, the Plan will become effective on September 10, 2024, the date of the Annual Meeting, and it will remain in effect until July 29, 2034, unless terminated earlier by the Board of Directors. If approved by our stockholders, the Plan will replace and supersede the 2020 Plan. Upon approval of the Plan by the Company’s stockholders, no new awards shall be made under the 2020 Plan, although outstanding awards previously made under the 2020 Plan shall continue to be governed by the terms of the 2020 Plan.

If the Plan is not approved by our stockholders, the 2020 Plan will remain in effect in accordance with its terms, and the Company may continue to make awards thereunder.

The Plan is an omnibus plan that includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain foreign subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of Shares authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

Summary of Material Plan Provisions

A copy of the Plan is included as Appendix A to this proxy statement. The following summary of material Plan provisions is not intended to be complete and is qualified in its entirety by the complete text of the Plan.

Administration

The Plan is administered by our Board of Directors which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the “administrator”), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Plan, subject to its express terms and conditions. The administrator will also set the terms and conditions of all awards under the Plan, including any vesting and vesting acceleration conditions.

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Eligibility

All employees, consultants and non-employee directors of the Company, any parent of the Company or any affiliate of the Company are eligible to receive awards under the Plan. The administrator may, from time to time, select from among all eligible individuals those to whom an award shall be granted and shall determine the nature and amount of each award, consistent with the terms of the Plan.

Number of Shares Authorized

If the Plan is approved by our stockholders, the aggregate number of shares of Class A Common Stock available for issuance in connection with awards made under the Plan shall equal the sum of (i) 2,000,000 shares plus (ii) one share for every one share available for award under the 2020 Plan as of July 30, 2024 (1,415,079), for a total of 3,415,079 shares. Any shares subject to an award under the 2020 Plan and that expires, is forfeited, otherwise terminates or is settled in cash, after the Plan’s effective date, shall be added to the shares reserved for issuance under the Plan. In addition, the number of shares available for issuance under the Plan may increase on each January 1st occurring following the Plan’s effective date in an amount up to 2,000,000 shares as shall be determined by the administrator.

Share Usage

Shares subject to awards that are forfeited, expire or otherwise terminate, or that are settled for cash, shall again be available for future grants under the Plan to the extent of such forfeiture, expiration, termination or cash settlement. In addition, the following shares shall be available for future grants: (i) shares tendered or withheld in payment of an option exercise price; (ii) shares tendered or withheld to satisfy tax withholding; (iii) shares subject to a stock appreciation right or other stock-settled award that are not issued in connection with the settlement or exercise of such award; and (iv) shares purchased on the open market by the Company with the cash proceeds received from the exercise of options.

Non-Employee Director Award Limit

The grant date fair value of equity-based awards granted plus the amount of any cash-based awards or other fees paid to a non-employee director during any calendar year shall not exceed $1,000,000. The administrator, in its discretion, may make exceptions to this limit in extraordinary circumstances, provided the non-employee director receiving such additional compensation does not participate in the decision to award such compensation.

Types of Awards

Types of awards that can be granted under the Plan include stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, incentive units, other stock based or cash based awards, and dividend equivalent awards.

Stock Options

Stock options provide for the purchase of shares of Class A Common Stock in the future at an exercise price set on the grant date. Incentive stock options (ISOs), by contrast to nonqualified stock options (NSOs), may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than 10 years (or five years in the case of ISOs granted to certain significant stockholders). Stock options may not be granted under the Plan unless granted with respect to “service recipient stock” as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii).

Stock Appreciation Rights

SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than 10 years. SARs may not be granted under the Plan unless granted with respect to “service recipient stock” as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii).

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Restricted Stock and Restricted Stock Units

Restricted stock is an award of nontransferable shares of Class A Common Stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. Restricted stock units (RSUs) are contractual promises to deliver shares of Class A Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the administrator permits such a deferral.

Incentive Units

Incentive units are a class of limited liability company units in AST & Science LLC (“AST LLC”) that may be intended to qualify as “profits interests” within the meaning of the relevant Internal Revenue Service guidance. Incentive units may only be issued to participants for the performance of services to or for the benefit of AST LLC (i) in the participant’s capacity as a member of AST LLC; (ii) in anticipation of the participant’s becoming a member of AST LLC; or (iii) as otherwise determined by the administrator. Incentive units are subject to the terms and conditions of AST LLC’s limited liability company operating agreement and such other restrictions, including restrictions on transferability, as the administrator may impose.

Other Stock or Cash Based Awards

The administrator is authorized to grant other stock or cash based awards. These awards include cash payments, cash bonus awards, stock payments, stock bonus awards, performance awards or incentive awards that are paid in cash, shares or a combination of both, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

Dividend Equivalents

Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of Class A Common Stock and may be granted alone or in tandem with other awards. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the administrator. Dividend equivalents will only be paid to the extent that the vesting conditions of the underlying award are satisfied.

Performance Criteria and Goals

The administrator may grant awards that are subject to the achievement of one or more performance goals during specified performance periods. Performance goals may be based on overall Company performance as well as the performance of an affiliate, division, business unit, or an individual. The administrator will determine applicable performance goals based on performance criteria including, but are not limited to: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) net income (either before or after taxes) or net income growth; (iii) adjusted net income; (iv) operating earnings or profit (consolidated or unconsolidated, and either before or after taxes); (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) return on assets or return on net assets; (vii) return on capital (or invested capital) and cost of capital; (viii) return on stockholders’ equity; (ix) total stockholder return; (x) gross or net profit or operating margin; (xi) costs, reductions in costs and cost control measures; (xii) expenses and expense control measures; (xiii) working capital; (xiv) earnings or loss per share; (xv) adjusted earnings or loss per share; (xvi) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xvii) regulatory achievements or compliance; (xviii) revenues, revenue growth or net revenue growth; (xix) implementation or completion of critical projects; (xx) market share; (xxi) economic value; (xxii) hiring or personnel; and (xxiii) individual employee performance, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or other employees or to market performance indicators or indices.

Vesting

Vesting conditions determined by the administrator may apply to each award and may include continued service, performance and/or other conditions.

Deferral

The administrator may provide that awards and amounts payable under awards may be deferred by participants pursuant to such plan, policy, or procedure as the administrator or the Company may establish from time to time.

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Certain Transactions

The administrator has broad discretion to take action under the Plan, including to make adjustments to the terms and conditions of existing and future awards, to facilitate changes in the event of certain transactions and events affecting shares of Class A Common Stock or the common units of AST LLC, in each case, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions, including a “change in control” of the company (as defined in the Plan). In particular, the administrator may: (i) adjust any or all of the number of shares or other securities of the Company or an affiliate that may be delivered in respect of awards, the terms of any outstanding award, including the number of shares or other securities subject to outstanding awards, the exercise price with respect to any award, or any applicable performance measures; (ii) provide for the substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event; and (iii) cancel any one or more outstanding awards in exchange for cash, shares, other securities, other property or any combination thereof. In the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the administrator will make equitable adjustments to the Plan and outstanding awards.

Additionally, except as otherwise provided in an award agreement, in the event of a “change in control”, the administrator may in its sole discretion provide that: (i) any award may be cancelled in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such award or realization of the holder’s rights under the vested portion of such award, as applicable (provided that, if the amount that could have been obtained is equal to or less than zero, then the award may be terminated without payment); (ii) awards shall vest and, to the extent applicable, be exercisable; (iii) awards may be assumed by, or substituted for with awards covering the stock of, the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price; (iv) awards may be adjusted in the number and type of shares and/or with respect to which awards may be granted under the Plan (including, but not limited to, adjustments on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding awards; (v) awards may be replaced with other rights or property; and/or (vi) awards will terminate and cannot vest, be exercised or become payable after the applicable event.

Transferability; Claw-Back Provisions; Participant Payments

With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Plan are generally non-transferable, and are exercisable only by the participant. All awards (including any proceeds, gains or other economic benefit actually or constructively received in connection with an award or the disposition of the underlying shares) shall be subject to the AST SpaceMobile, Inc. Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation and any other claw-back policy implemented by the Company, whether or not in place on the grant date, to the extent set forth in such claw-back policy and/or in the applicable award agreement. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the administrator may, in its discretion, accept cash or check, provide for net withholding of shares, allow shares of our Class A Common Stock that meet specified conditions to be repurchased, allow a “market sell order” or such other consideration as it deems suitable.

Amendment, Suspension or Termination

The Board of Directors may amend, suspend or terminate the Plan at any time, provided that no such amendment, suspension or termination shall materially and adversely affect any rights or obligations under any outstanding award without the participant’s consent, unless the Plan or the award expressly provides otherwise. Except in connection with certain changes in our capital structure, the Board of Directors may not (i) increase the maximum number of shares available for issuance under the Plan, (ii) reduce the exercise price of any outstanding option or SAR or (iii) cancel any option or SAR in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs, in each case, without the consent of the Company’s stockholders within twelve (12) months before or after such action, except in connection with a change in control or other corporate event described above.

If the Plan is not terminated earlier, no award shall be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date the Plan was adopted by the Board of Directors and (ii) the date the Plan was approved by the Company’s stockholders. Any awards that are outstanding on such expiration date shall remain in force according to the terms of the Plan and the applicable award agreement.

Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards. It is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not considered tax advice to any person and is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. ACCORDINGLY, PARTICIPANTS IN THE PLAN SHOULD CONSULT THEIR RESPECTIVE TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES OF THEIR PARTICIPATION.

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Stock Options

Incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”) are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Code Section 422. NQSOs do not comply with such requirements.

A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If any participant holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the participant’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the exercise price). If a participant disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

For an option to qualify for the ISO tax treatment described above, the grant of the options must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NSO described below.

A participant is not taxed on the grant of a NSO. On exercise, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. The participant’s gain (or loss) on subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for more than one year following exercise. The Company does not receive a deduction for this gain.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

Unless the participant makes an election under Code Section 83(b), restricted stock will not be taxable when awarded, and the Company will not be entitled to a deduction at such time. When the restrictions lapse, the participant will be treated as receiving taxable compensation in the amount equal to the difference between the fair market value of the shares (and also including any dividend equivalents credited to such award if any) on such date and the purchase price paid for the restricted stock, if any, and, subject to the limitations on deductions under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections, the Company will be entitled to a corresponding deduction.

Alternatively, a participant may elect, pursuant to Code Section 83(b), immediate recognition of income at the time of receipt of restricted stock. If the election is made within thirty days of the date of grant, the participant will recognize the difference between the fair market value of the restricted stock at the time of grant and the purchase price paid for the restricted stock, if any, as income, and the Company will be entitled to a corresponding deduction. Any change in the value of the shares after the date of grant will be taxed as a capital gain or loss if and when the shares are disposed of by the participant. Dividends paid with respect to these shares will not be deductible by us. A Section 83(b) election is irrevocable. If this tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

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Restricted Stock Units

A participant does not recognize taxable income on the grant of restricted stock units but does recognize ordinary income when shares are delivered in settlement of the units (also including any dividend equivalents credited to such award during the vesting period). The amount of this ordinary income will be the fair market value of the shares on the date the shares are delivered, plus the amount of cash paid. Subject to the limitations on deductions under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient.

Incentive Units

A participant will not recognize taxable income upon the grant of an incentive unit that qualifies as a “profits interest.” Upon the grant of such an incentive unit, the participant will be treated as a member of AST LLC and will be deemed to receive a proportionate share of AST LLC’s income or loss on an annual basis, which must be reported on the participant’s tax return. Proceeds from the participant’s sale of an incentive unit will generally be treated as a capital gain (or loss), although certain proceeds allocable to the sale of certain assets of AST LLC may be taxed as ordinary income. The Company will not be entitled to a compensation deduction in connection with the grant, vesting or disposition of an incentive unit that qualifies as a profits interest. Incentive units that fail to qualify as profits interests will constitute taxable compensation to the recipient on the later of the grant date or the vesting date, unless the participant made a timely election under Section 83(b) of the Code to be taxed on the value of the incentive units on the grant date.

Other Stock Based Awards

A participant will generally have taxable compensation equal to the difference between the fair market value of the shares on the later of the grant date or the date the award vests over the amount the participant paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the participant, the amount of ordinary income recognized by the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Cash Based Awards

A participant will generally have taxable compensation at the time a cash based award is earned and paid. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Dividend Equivalent Awards

A participant will not be subject to tax upon the grant of a dividend equivalent award. Upon payment of any dividend equivalents, the recipient will recognize such payment as ordinary income (not as dividend income), and, subject to the limitations on deductions under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient.

Section 409A

Certain types of awards under the Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Plan and awards granted under the Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the administrator, the Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

The benefits or amounts that may be received or allocated to participants under the Plan will be determined at the discretion of the administrator and are not currently determinable. On July 15, 2024, the Record Date, the closing price of the underlying shares of Class A Common Stock traded on Nasdaq was $13.48 per share.

* * * * * * * *

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast for the approval of the AST SpaceMobile, Inc. 2024 Incentive Plan. Abstentions and broker non-votes will not be considered votes cast; therefore, abstentions and broker non-votes will have no effect on the vote.

The Board recommends a vote “FOR” the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan. Proxies received by the Board will be voted “FOR” approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan unless a contrary vote is specified.

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EXECUTIVE OFFICERS

The following individuals serve as the Company’s current executive officers as of July 30, 2024:

Name	Position
Abel Avellan	Chairman of the Board and Chief Executive Officer
Scott Wisniewski	President, Chief Strategy Officer
Andrew Johnson	Executive Vice President, Chief Financial Officer, and Chief Legal Officer
Shanti Gupta	Executive Vice President, Chief Operating Officer
Dr. Huiwen Yao	Executive Vice President, Chief Technology Officer
Maya Bernal	Senior Director, Chief Accounting Officer

The Company’s executive officers serve until they resign or are replaced or removed by the Board. Biographical information for Mr. Abel Avellan is set forth in “Proposal No. 1 – Election of Directors” above. Biographical information for the Company’s other executive officers and senior management is set forth below.

Scott Wisniewski. Mr. Wisniewski, 43, has served as the Company’s President since June 2024 and Chief Strategy Officer since 2021. He oversees commercialization efforts, product development, and regulatory affairs, as well as corporate development, capital markets and financing strategy, and investor relations. Over the past three years, he has driven significant corporate agreements and milestones for the Company, including raising over $600.0 million of capital in the form of equity, convertible notes, and non-dilutive prepayments. Previously, Mr. Wisniewski was Managing Director of Technology, Media & Telecommunications Investment Banking at Barclays, advising clients on raising capital and M&A for over a decade. While at Barclays, he advised AST SpaceMobile on the 2021 business combination transaction, which raised $462.0 million in gross proceeds, and the 2019 strategic investment transaction, which raised $110.0 million of gross proceeds. Earlier in his career, he was a management consultant focused on supplier development and a mechanical design engineer. Mr. Wisniewski received a Bachelor of Engineering degree from Dartmouth College and a Master of Business Administration degree from The University of Chicago Booth School of Business.

Andrew Johnson. Mr. Johnson, 49, has served as the Company’s Chief Financial Officer since June 2024 and Chief Legal Officer since May 2024. He is an experienced business leader with 25 years of diverse legal experience across emerging markets, capital markets and international operations. Prior to joining the Company in May 2024, Mr. Johnson served as the Executive Vice President, Chief Legal Officer and Secretary since 2014, and as the Chief Corporate Development Officer since September 2022 of 3D Systems Corporation, a publicly traded company that provides comprehensive 3D printing solutions in the industrial and healthcare segments. Mr. Johnson joined 3D Systems Corporation in July 2006 and held a number of senior management positions, including serving as Interim President and Chief Executive Officer from October 2015 to April 2016 and interim Chief Financial Officer from October 2023 to December 2023. During his time with 3D Systems Corporation, Mr. Johnson was responsible for leading its merger and acquisition efforts, establishment of strategic partnerships, and overseeing global legal matters, including corporate securities, contracts, litigation, labor, and employment. Prior to joining 3D Systems Corporation, Mr. Johnson was an associate with Hunton & Williams LLP on the capital markets team. Mr. Johnson received an MBA from the University of Michigan, a Juris Doctor from the University of Virginia and a Bachelor of Arts degree in political science, diplomacy & foreign affairs, and religion from Miami University.

Shanti Gupta. Mr. Gupta, 47, has served as the Company’s Chief Operating Officer since June 2024 and has 25 years of global experience in developing and implementing growth strategies, business transformations, scaling operations, finance and accounting, risk management, and building a high performing team. Mr. Gupta joined the Company in September 2021 as Chief Accounting Officer and established the global finance and accounting operations, led the planning and cost strategies, implemented enterprise resource planning and related operations systems, and was instrumental in scaling the global operations of the company. He held progressive level of responsibilities including leading the supply chain and information technology organizations, streamlining the company’s operations, managing strategic vendor relationships and negotiations, risk management, and policy and governance. Prior to joining the Company in 2021, Mr. Gupta worked with Ernst & Young LLP in New York from 2014, where he was a Partner in the Financial Accounting Advisory Services. Previously, he worked with Deloitte & Touche LLP in New York and KPMG in India. Mr. Gupta earned his Bachelor of Commerce (Honors) from Shri Ram College of Commerce, Delhi University, India. He is a licensed Certified Public Accountant in the United States and is also a Chartered Accountant from The Institute of Chartered Accountants of India.

Dr. Huiwen Yao. Dr. Yao, age 62, has served as the Company’s Chief Technology Officer since 2018. Dr. Yao has over 30 years of successful experience in engineering team building and management, system architecture, research and technology development and program execution in communications satellites. Prior to joining AST, he was the Senior Director of Commercial Payload/RF Engineering in the Space Systems Group of Northrop Grumman Innovation Systems (previously Orbital ATK). He was a major contributor to the success of the commercial satellite business of Orbital/Orbital ATK with more than 40 GEO communications satellites delivered. Dr. Yao is the author of more than 55 technical papers and a book chapter in the fields of communications systems, antennas, microwave/RF components and EM simulations/CAD. He has been granted 25 U.S. and international patents. He received his B.S. and M.S. degrees in Electrical Engineering from Beijing Institute of Technology and a Ph.D. in Electronic Physics from the University of Maryland.

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Maya Bernal. Ms. Bernal, 42, has served as the Company’s Chief Accounting Officer since June 2024 and oversees the Company’s financial operations, corporate accounting, external reporting, and internal controls. Ms. Bernal has more than 15 years of experience in finance, accounting, internal controls and policies and process transformations, gained through progressive roles in finance and accounting within several large public companies. Ms. Bernal joined the Company in March 2022 as Financial Reporting and Technical Accounting lead and since then has progressively held increasing level of responsibilities in all aspects of accounting and reporting, including transforming and streamlining processes and controls. Prior to joining the Company in March 2022, Ms. Bernal worked at Bluegreen Vacations Corporation from June 2016 to March 2022 as Financial Reporting Director. She is a licensed Certified Public Accountant and began her career with Ernst & Young LLP. Ms. Bernal holds a Master and Bachelor of Accounting from Florida International University.

EXECUTIVE COMPENSATION

Our executive compensation program is designed to attract, motivate and retain high quality leadership and incentivize our executive officers to achieve performance goals over the short- and long-term, which also aligns the interests of our executive officers with those of our stockholders.

Our named executive officers (or “NEOs”) for 2023, who consist of each person who served as our principal executive officer during 2023 and our two other most highly compensated executive officers, were:

●	Abel Avellan, Chairman of the Board and Chief Executive Officer

●	Sean Wallace, Chief Financial Officer

●	Brian Heller, General Counsel and Secretary

Mr. Wallace retired from the position of Chief Financial Officer of the Company in June 2024, and Mr. Heller left the employment of the Company in May 2024.

Summary Compensation Table

The following table summarizes the compensation of our NEOs for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Equity Awards ($)(1)		All Other Compensation ($)		Total ($)
Abel Avellan(2)	2023	-	-	-		-		-
Chairman of the Board and Chief Executive Officer	2022	-	-	-		-		-

Sean Wallace(3)	2023	250,000	-	-		-		250,000
Former Chief Financial Officer	2022	160,417	-	2,784,000	(4)	88,575	(5)	3,032,992

Brian Heller(3)	2023	250,000	-	-		-		250,000
Former General Counsel and Secretary	2022	250,000	150,000	-		-		400,000

(1)	Amounts represent the aggregate grant date fair value computed in accordance with ASC 718 for equity awards granted. We provide information regarding the assumptions used to calculate the value of equity awards in Note 12: Stock-Based Compensation to our Consolidated Financial Statements included in our 2023 Annual Report.
(2)	Mr. Avellan has historically asked not to be paid any base salary in excess of applicable minimum wage requirements under federal law and, as such, has received substantially below-market base salary. For 2022 and 2023, Mr. Avellan did not receive any base salary from the Company.
(3)	Mr. Wallace retired from the Company in June 2024 and Mr. Heller left the employment of the Company in May 2024.
(4)	On May 10, 2022, pursuant to the terms of his employment agreement, Mr. Wallace received an award of 700,000 RSUs, 400,000 of which are subject to time-based vesting and 300,000 of which are subject to performance-based vesting. The time-based RSUs vest over a four-year service period with 25% of the awards vesting on each anniversary of Mr. Wallace’s vesting commencement date. The performance-based RSUs vest upon satisfaction of two specified capital raising performance conditions. The grant date fair value of the 300,000 performance-based RSUs have been reported at $0 based on the probable outcome of achieving the performance conditions at the time of grant. The grant date fair value of the performance-based RSUs assuming achievement of the performance conditions was $2,088,000.
(5)	Pursuant to the terms of Mr. Wallace’s employment agreement, he was reimbursed $75,000 for direct out-of-pocket costs associated with his relocation to the Miami, Florida area where our corporate office is located, and $13,575 for legal fees associated with the negotiation and execution of his employment agreement.

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Narrative Disclosure to the Summary Compensation Table

This section discusses the material components of the executive compensation program for the year ended December 31, 2023 as applicable to the Company’s NEOs and reflected in the Summary Compensation Table above.

Salaries. Other than Mr. Avellan, our NEOs receive their respective base salaries to compensate them for services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation and reflects the executive’s skill set, experience, role and responsibilities. As noted in the Summary Compensation Table, Mr. Avellan, our Chairman of the Board and Chief Executive Officer, historically asked not to be paid any base salary in excess of applicable minimum wage requirements under federal law and received a substantially below-market base salary. For 2022 and 2023, Mr. Avellan did not receive any base salary.

Bonus. During 2023, none of our NEOs received any bonuses. During 2022, the Compensation Committee awarded a discretionary cash bonus of $150,000 to Mr. Heller in recognition of his individual achievements and contributions as our Executive Vice President, General Counsel and Secretary.

Long-Term Equity Incentive Compensation. The goal of our long-term, equity-based incentive awards is to align the interests of the Company’s executives with the interests of stockholders. Because vesting is based on continued service, equity-based incentives also foster the retention of our executives during the award vesting period.

Equity Compensation Plans

AST LLC 2019 Equity Incentive Plan. Prior to the Business Combination, equity-based incentive awards in the form of options were issued under the AST LLC 2019 Equity Incentive Plan (“AST LLC Incentive Plan”) as incentives to its employees, non-employees, and non-employee members of its Board of Directors. Following the Business Combination, no further grants will be made under the AST LLC Incentive Plan. However, the AST LLC Incentive Plan continues to govern the terms and conditions of the outstanding awards granted under it.

AST SpaceMobile, Inc. 2020 Incentive Award Plan. In connection with the Business Combination, the Company adopted the AST SpaceMobile, Inc. 2020 Incentive Award Plan (the “2020 Plan”). Awards may be made under the 2020 Plan covering an aggregate 10,800,000 shares of Class A Common Stock. Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market. The 2020 Plan provides for the grant of stock options, restricted stock, dividend equivalents, RSUs, incentive unit awards, stock appreciation rights, and other stock or cash-based awards. Each incentive unit issued pursuant to an award, if any, shall count as one share for purposes of calculating the aggregate number of shares available for issuance under the 2020 Plan.

Two types of equity awards have been granted under the 2020 Plan: (1) service-based options and (2) service-based and performance-based RSUs. Service-based options typically vest over a four year service period, with 25% of the award vesting on the first anniversary of the employee’s commencement date and the balance thereafter in 36 equal monthly installments. Service-based RSUs typically vest over a four year service period with 25% of the award vesting on each anniversary of the employee’s vesting commencement date. Performance-based RSUs typically vest when the specified performance conditions are met. Options typically expire no later than 10 years from the date of grant.

NEO Long-Term Equity Incentive Compensation in 2023. During 2023, none of our NEOs received any long-term incentive awards under our 2020 Plan. In May 2022, pursuant to the terms of Mr. Wallace’s employment agreement, the Board approved an award of 700,000 RSUs to Mr. Wallace, with 400,000 of the RSUs subject to service-based vesting and 300,000 RSUs subject to performance-based vesting. The service-based RSUs would have vested over a four year service period with 25% of the awards vesting on each anniversary of Mr. Wallace’s vesting commencement date. The performance-based RSUs would have vested upon satisfaction of two specified capital raising performance conditions.

Other Elements of Compensation

401(k) Plan. The Company currently maintains a 401(k) retirement savings plan for its United States based employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The 401(k) plan allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we do not match contributions made by participants in the 401(k) plan. The Company believes that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes our employees, including NEOs, in accordance with its compensation policies.

Health/Welfare Plans. All of the Company’s full-time employees, including NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent flexible spending account, short-term and long-term disability insurance, and life insurance.

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Named Executive Officer Employment Related Agreements

Abel Avellan

On July 18, 2018, our subsidiary, AST LLC, entered into an offer letter with Mr. Avellan, our Chairman and Chief Executive Officer, setting forth his initial base salary and eligibility to participate in the Company’s customary health, welfare and fringe benefit plans. In addition, on December 15, 2017, Mr. Avellan entered into AST LLC’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason. Mr. Avellan has historically asked not to be paid any base salary in excess of applicable minimum wage requirements under federal law and, as such, has received a substantially below-market base salary. Mr. Avellan has not received any base salary from the Company since the consummation of the Business Combination in April 2021.

Sean Wallace

On April 25, 2022, our subsidiary, AST LLC, entered into an employment agreement with Mr. Wallace, our former Executive Vice President and Chief Financial Officer. Pursuant to the employment agreement, Mr. Wallace received an annual base salary of $250,000 and was eligible to participate in the Company’s customary health, welfare and fringe benefit plans. The employment agreement provided that the Company would reimburse Mr. Wallace for certain temporary housing expenses, direct out-of-pocket relocation expenses up to $75,000, and reasonable legal fees, up to a limit of $15,000, in connection with the negotiation and execution of the employment agreement and all ancillary agreements. In the event of termination, Mr. Wallace was entitled to a severance payment equal to 75% of his base salary, continued coverage for up to nine months under the Company’s group health plans at the same levels and the same cost to Mr. Wallace as would have applied if his employment had not terminated, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) in the event a Qualifying Termination occurred on or prior to the one-year anniversary of his start date, 100,000 restricted stock units, and (B) in the event a Qualifying Termination occurred after the one-year anniversary of the start date, (x) (1) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the nine-month anniversary of the date of termination, (2) divided by 365, and multiplied by (y) 100,000. In addition, any portion of the performance-based portion of the 300,000 RSUs as to which the specified performance target had been satisfied as of, or within 120 days following the date of termination, would vest on the later of the effective date of the release or the attainment of the applicable performance target within such 120 day period. Also, on April 25, 2022, Mr. Wallace entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

On June 19, 2024, Mr. Wallace retired from his position as Chief Financial Officer of the Company. Upon Mr. Wallace’s retirement from the Company, on June 24, 2024, the Company and Mr. Wallace entered into a separation and release agreement providing for, among other things, (i) Mr. Wallace to provide the Company with consulting services until November 30, 2024, (ii) a payment to Mr. Wallace of $93,750, payable in bi-monthly installments, (iii) acceleration of 55,890 shares of certain unvested portions of his outstanding time-based vesting restricted stock units, (iv) continuation of medical benefits through November 30, 2024 paid for by the Company and (v) Mr. Wallace’s release of claims in favor of the Company.

Brian Heller

On February 4, 2021, the Company entered into an employment agreement with Mr. Heller, our former Executive Vice President, General Counsel and Secretary. Under the employment agreement, Mr. Heller received an annual base salary of $250,000 and was eligible to participate in the Company’s customary health, welfare and fringe benefit plans. In the event of termination, Mr. Heller was entitled to a severance payment equal to 50% of his base salary, an annual bonus earned through the date of termination for the applicable calendar year based on the achievement of individual and/or Company performance goals as determined by the Board in its sole discretion, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) (x) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the six-month anniversary of the date of termination, (y) divided by 365, and multiplied by (B) 51,250. Also, on February 4, 2021, Mr. Heller entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

On May 1, 2024, Mr. Heller left the employment of the Company. Upon Mr. Heller’s departure from the Company, all of his unvested time-based vesting restricted stock units were forfeited.

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Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth certain information regarding equity-based awards of the Company held by the NEOs as of December 31, 2023.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Abel Avellan	-	-	-	-
Sean Wallace	300,000	1,809,000	300,000	1,809,000
Brian Heller	102,500	618,075	145,000	874,350

(1)	Mr. Wallace’s 400,000 RSUs vest over a four year service period with 25% of the awards vesting on each anniversary of the May 10, 2022 vesting commencement date. Mr. Heller’s 205,000 RSUs vest over a four year service period with 25% of the awards vesting on each anniversary of the February 8, 2021 vesting commencement date.
(2)	Fair market value of awards was $6.03 per share as of December 31, 2023.
(3)	Mr. Wallace’s 300,000 RSUs vest upon satisfaction of two specified capital raising performance conditions. Half of each portion of these RSUs vest upon the attainment of the specified performance targets and the remaining half of each portion of these RSUs vest on the first anniversaries of the attainment of the specified performance targets. Mr. Wallace’s 75,000 RSUs vested on March 15, 2024, upon the certification of the Compensation Committee of the satisfaction of one of the performance conditions. The remaining 75,000 RSUs would have vested on March 15, 2025, subject to Mr. Wallace’s continued service through the vesting date. Mr. Heller’s 145,000 RSUs vest upon satisfaction of certain specified performance conditions. Mr. Heller’s 72,500 RSUs vested on March 15, 2024, upon the certification of the Compensation Committee of the satisfaction of the performance conditions. The remaining 72,500 RSUs would have vested on March 15, 2025, subject to Mr. Heller’s continued service through the vesting date.
(4)	In connection with Mr. Wallace’s retirement from the Company in June 2024, 55,890 shares of certain unvested portions of his outstanding time-based vesting RSUs were accelerated. In connection with Mr. Heller’s departure from the Company in May 2024, all of his unvested time-based vesting RSUs were forfeited.

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Pay Versus Performance

Set forth below is certain information about the relationship between executive “compensation actually paid” (or “CAP”), as defined by SEC rules, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions.

The following table sets forth certain information regarding pay versus performance as of December 31, 2023.

Year(1)	Summary Compensation Table Total for PEO ($) (2)	Compensation Actually Paid to PEO ($) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	AST SpaceMobile Total Shareholder Return ($)(4)	Net Income (Loss) ($000)(5)
2023	-	-	$250,000	$537,444	$44	$(87,561)
2022	-	-	$1,716,496	$989,452	$35	$(31,640)
2021	$8,995	$8,995	$1,430,211	$160,579	$58	$(30,553)

(1)	Abel Avellan served as the PEO for the entirety of 2023, 2022, and 2021. Our Non-PEO NEOs for the applicable years were as follows:

●	2023: Sean Wallace and Brian Heller
●	2022: Sean Wallace and Brian Heller
●	2021: Brian Heller and Thomas Severson

(2)	Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEO, Mr. Avellan, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for the applicable year.

(3)	Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the SCT for the applicable year.

(4)	Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5)	The dollar amounts reported represent the amount of net income (loss) attributable to common stockholders reflected in the accompanying consolidated financial statements

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A reconciliation of the adjustments for Mr. Avellan and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP from SCT amounts. Equity values are calculated in accordance with FASB ASC 718.

	2023 PEO	2023 Non-PEO NEOs	2022 PEO	2022 Non-PEO NEOs	2021 PEO	2021 Non-PEO NEOs
Summary Compensation Table Total (1)	-	$250,000	-	$1,716,496	$8,995	$1,430,211
Minus Stock Award Value & Option Award Value Reported in SCT for the Covered Year	-	-	-	$1,392,000	-	$1,025,000
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	-	-	-	964,000	-	813,850
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	-	243,513	-	(239,850)	-	(735,900)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	-	-	-	-	-	-
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	-	43,931	-	(59,194)	-	(322,582)
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	-	-	-	-	-	-
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Covered Year	-	-	-	-	-	-
Compensation Actually Paid	-	$537,444	-	$989,452	$8,995	$160,579

(1)	Unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.

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The following provide graphic descriptions of the relationships between information presented in the pay versus performance table provided above.

Relationship Between CAP and Total Shareholder Return (“TSR”)

The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our TSR.

Relationship Between CAP and Net Income (Loss) Attributable to Stockholders

The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our net income (loss) attributable to stockholders.

(1)	Represents the amount of net loss attributable to common stockholders reflected in the Company’s audited financial statements for the applicable year.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

Prior to the Business Combination, equity-based awards were granted under the AST LLC 2019 Equity Incentive Plan. The plan was approved in 2019 by the members of AST LLC. Following the completion of the Business Combination, no new awards were granted under the AST LLC Incentive Plan. Awards outstanding under the AST LLC Incentive Plan are in the form of stock options to purchase equity incentive units in AST LLC, which are convertible into our Class A Common Stock (or the cash equivalent thereof) as determined by us.

The 2020 Plan allows for the issuance of up to 10,800,000 shares of our Class A Common Stock pursuant to equity-based awards which may be granted under the plan. The plan was approved by our stockholders on April 1, 2021.

The following table lists awards previously granted and outstanding, and securities authorized for issuance, under the plans as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants or Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Outstanding Options, Warrants, or Rights)
Equity compensation plans approved by stockholders
SpaceMobile 2020 Incentive Award Plan (1)	6,192,498	$9.27	4,607,502
AST LLC 2019 Equity Incentive Plan	7,770,421	$1.11	2,045,160 (2)
Equity compensation plans not approved by stockholders	-	-	-

(1)	Includes 3,313,080 stock options and 2,879,418 restricted stock awards. Only the stock options have an associated exercise price.
(2)	Following the completion of the Business Combination, no new awards were granted under the AST LLC Incentive Plan.

Security Ownership of Certain Beneficial Owners and Management

The following sets forth information regarding the beneficial ownership of our voting shares by:

●	each person who is known to be a beneficial owner of more than 5% of our voting shares;

●	each of our NEOs and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Our authorized Common Stock consists of Class A Common Stock, Class B Common Stock and Class C Common Stock. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Until the Sunset Date described in the Stockholders’ Agreement, holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount on all matters submitted to stockholders for their vote or approval. From and after the Sunset Date, holders of Class C Common Stock will be entitled to one vote per share.

Beneficial ownership of shares of our Common Stock is based on 148,751,110 shares of Class A Common Stock, 39,747,447 shares of Class B Common Stock and 78,163,078 shares of Class C Common Stock issued and outstanding as of June 30, 2024.

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Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them. To our knowledge, none of our shares of Common Stock beneficially owned by any executive officer or director have been pledged as security.

	Class A Common Stock		Class B Common Stock		Class C Common Stock		Combined Voting
Name and Address of Beneficial Owner (1)	Number	%	Number	%	Number	%	Power (%)(2)
Five percent Holders:
Rakuten Mobile, Inc. (3)	2,500,000	1.7%	28,520,155	71.8%	-	-	3.2%
Antares Technologies LLC (4)	10,445,200	7.0%	-	-	-	-	1.1%
Vodafone Ventures Limited (5)	1,000,000	*	9,044,454	22.8%	-	-	1.0%
ATC TRS II LLC (6)	2,500,000	1.7%	2,170,657	5.5%	-	-	*
Directors and Executive Officers:
Abel Avellan	-	-	-	-	78,163,078	100%	80.6%
Scott Wisniewski	302,360	*	-	-	-	-	*
Andrew Johnson	-	-	-	-	-	-	-
Shanti Gupta	198,807	*	-	-	-	-	*
Maya Bernal	23,517	*	-	-	-	-	*
Dr. Huiwen Yao	762,434	*	-	-	-	-	*
Adriana Cisneros (4)	769,838	*	-	-	-	-	*
Luke Ibbetson	-	-	-	-	-	-	-
Edward Knapp	10,000	*	-	-	-	-	*
Hiroshi Mikitani	2,500,000	1.7%	28,520,155	71.8%	-	-	3.2%
Ronald Rubin (7)	66,884	*	-	-	-	-	*
Christopher Sambar	-	-	-	-	-	-	-
Richard Sarnoff (7)	66,884	*	-	-	-	-	*
Julio A. Torres (7)	66,884	*	-	-	-	-	*
Johan Wibergh	-	-	-	-	-	-	-
All directors and executive officers, as a group (15 individuals)	4,767,608	3.2%	28,520,155	71.8%	78,163,078	100.0%	84.0%

* Less than 1%

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o AST SpaceMobile, Inc., Midland International Air & Space Port, 2901 Enterprise Lane, Midland, Texas 79706.
(2)	Percentage of combined voting power represents voting power with respect to all shares of Class A common stock, Class B Common Stock and Class C common stock, voting together as a single class. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Until the Sunset Date, holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount. From and after the Sunset Date, holders of Class C Common Stock will be entitled to one vote per share.
(3)	Includes 2,500,000 shares of Class A Common Stock held by Rakuten Mobile, Inc. (“Rakuten Mobile”) and 28,520,155 shares of Class B Common Stock held by Rakuten USA. The business address of each of Mr. Mikitani Rakuten Mobile and Rakuten USA is 1-14-1 Tamagawa, Setagaya-ku, Tokyo 158-0094 Japan. Mr. Mikitani is the founder, Chairman and Chief Executive Officer of Rakuten Mobile, which is the parent company of Rakuten USA, and as such has voting and investment discretion with respect to the shares of Common Stock held of record by Rakuten Mobile and Rakuten USA and may be deemed to have shared beneficial ownership of the shares of Common Stock held directly by Rakuten Mobile and Rakuten USA.
(4)	The business address of each of Ms. Cisneros and Antares is c/o Cisneros Group of Companies, 700 NW 1st Avenue, Suite 1700, Miami, Florida 33136. Ms. Cisneros is the president of Antares, a subsidiary of the ultimate beneficial owner of these shares, 2014 Scesaplana I Trust, (the “Trust”), and sits on the board of advisors of the Trust. However, under the Trust’s constituent documents Ms. Cisneros is not permitted to and has no voting and investment discretion with respect to the shares of Common Stock held of record by Antares and, as a result, has no beneficial ownership of the Common Stock held directly by Antares. The shares reported as beneficially owned by Ms. Cisneros are comprised of (i) 5,600 shares of Class A Common Stock held directly by Ms. Cisneros’s spouse Nicholas Griffin and (ii) 2,800 warrants held directly by Ms. Cisneros’s spouse Nicholas Griffin, each of which is exercisable for one share of Class A Common Stock at a strike price of $11.50 per share, (iii) 36,364 shares of Class A Common Stock held directly by Ms. Cisneros, (iv) 725,074 AST Incentive Equity Options, each of which is vested and exercisable for Incentive Equity Units in AST LLC, each of which is redeemable for one share of Class A Common Stock of the Issuer.
(5)	The business address of Vodafone Ventures Limited is c/o Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN, United Kingdom.
(6)	Represents American Tower’s beneficial ownership of shares of our Common Stock. The Company has several agreements in place with American Tower and American Tower has the right to designate one individual to the Board. Currently, American Tower’s designee is Edward Knapp, Chief Technology Officer, American Tower. The business address of ATC TRS II LLC is 116 Huntington Avenue, 11th floor, Boston, MA 02116.
(7)	Consists of (i) 28,422 shares, held of record and (ii) 38,462 shares issuable upon the vesting of RSUs within 60 days of June 30, 2024.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CEO Equity Ownership

Mr. Avellan, Chief Executive Officer of the Company, and his permitted transferees hold all of the Class C Common Stock, which prior to the Sunset Date described in the Stockholders’ Agreement, will entitle such holders to cast the lesser of 10 votes per share and the Class C Share Voting Amount. As a result, as of June 30, 2024, Mr. Avellan and his permitted transferees control approximately 80.6% of the combined voting power of our Common Stock, and may control a majority of our voting power so long as the Class C Common Stock represents at least 9.1% of our total Common Stock.

Vodafone

We and Vodafone have agreed to enter into one or more definitive agreements for a commercial partnership that is anticipated to use the SpaceMobile Service (the “Vodafone Commercial Agreements”). In connection with the commercial agreement, we agreed not to enter into any agreement, term sheet, or letter of intent that grants another party the rights related to the provision of mobile services in the Vodafone markets or Vodafone partner markets prior to the execution of the Vodafone Commercial Agreements.

The Vodafone Commercial Agreements are to include mutual exclusivity, conditioned upon Vodafone making the SpaceMobile Service available to all of its customers and certain promotional efforts, within all Vodafone markets for five years commencing on the launch of a commercial service in all of the Vodafone markets; preferential commercial terms in Vodafone partner markets; 50/50 revenue share for the SpaceMobile Service in Vodafone exclusivity markets; and the procurement, building and operating of mobile network ground stations at a mutually agreed cost by Vodafone. No payments have been made to date between us and Vodafone pursuant to the anticipated Vodafone Commercial Agreements. Vodafone has the right to designate one individual to our Board. Currently, Vodafone’s designee is Luke Ibbetson, Head of Group Research & Development, Vodafone.

We entered into a side letter with Vodafone dated December 15, 2020, under which we agreed (i) not to enter into any material corporate strategic relationship or material commercial agreement with a party other than Vodafone and its affiliates that would be reasonably expected to materially frustrate our ability to satisfy the obligations under the Vodafone Commercial Agreements with certain exceptions; (ii) to allocate sufficient funds in the capital budget to facilitate compliance with the obligations under the Vodafone Commercial Agreements; and (iii) not to alter the business plan in a manner that is materially detrimental to our ability to satisfy the obligations under the Vodafone Commercial Agreements.

On January 16, 2024, we entered into a Convertible Security Investment Agreement (the “Investment Agreement”) with Vodafone. Pursuant to the Investment Agreement, Vodafone agreed to purchase our subordinated convertible notes for an aggregate principal amount of $25.0 million. In connection with the Investment Agreement, Vodafone Group Services Limited (“Vodafone Group Services”) have entered into letter agreements with AST LLC and us. The letter agreement between Vodafone Group Services and us provides, among other things, for an initial revenue commitment of $25.0 million to us to be paid by Vodafone Group Services over a two and a half year period to be defined in a future definitive agreement for us to provide connectivity services. Also, Vodafone submitted a purchase order for network equipment from us to support planned commercial service.

American Tower

We and American Tower have entered into a side letter agreement that was subsequently amended and restated on December 15, 2020 to reflect the transactions and agreements contemplated by the Equity Purchase Agreement between us and New Providence Acquisition Corp. (the “Amended and Restated Letter Agreement”). The Amended and Restated Letter Agreement contemplates that we and American Tower will enter into commercial agreements to use American Tower facilities for the terrestrial gateway facilities in certain markets. The term of the operational agreement with American Tower is for an anticipated five years after the initial launch of commercial mobile services by us.

On March 22, 2022, we and American Tower entered into a non-binding term sheet reflecting the terms and conditions for the deployment of our gateway satellite technology equipment on property owned and operated by American Tower. Under the agreement, American Tower will provide us leased space and managed services at its current and future tower sites and data centers under the global master lease agreement to be entered into by the parties.

The usage of any American Tower services in a Vodafone market will be memorialized in a commercial agreement among all three parties. In markets where Vodafone does not operate (“Carrier Neutral Markets”), we and American Tower may enter into an agreement for American Tower to manage the operation of our deployed gateway facility in such market. In Carrier Neutral Markets where we require a third party to provide a gateway facility or services, we agree to not accept any bid that is inferior to American Tower’s best and final proposal for such gateway facility or services. We also agree to use commercially reasonable efforts to utilize American Tower facilities in (i) Vodafone markets where Vodafone decides to not use its facilities, (ii) in Carrier Neutral Markets, and (iii) instances where we require a third-party vendor.

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Additionally, we will work with American Tower to evaluate and plan gateway facility and radio access network data center deployments with preferred vendor status to offer carrier-neutral hosting facilities in certain equatorial markets. American Tower will serve as the preferred vendor for carrier neutral hosting facilities. We will pay American Tower a monthly connection fee for use of a carrier neutral hosting facility, which we expect will be charged back to each applicable Mobile Network Operator. If we and American Tower agree to construct a new carrier neutral hosting facility or improve an existing one and American Tower elects to fund all such capital expenditures, American Tower will provide us with a fair-market, long-term lease to such facility. No payments have been made to date between us and American Tower under the Amended and Restated Letter Agreement. American Tower has the right to designate one individual to our Board. Currently, American Tower’s designee is Edward Knapp, Chief Technology Officer, American Tower.

Rakuten

On February 4, 2020, we entered into a commercial agreement with Rakuten for the development of exclusive network capabilities in Japan compatible with the mobile network of Rakuten and its affiliates, which agreement was amended and restated as of December 15, 2020 (the “Rakuten Agreement”). Under the terms of the Rakuten Agreement, we agreed to make investments in building network capabilities in Japan that are compatible with the mobile network of Rakuten and its affiliates. Furthermore, we will collaborate with Rakuten to ensure network capability with Rakuten’s licensed frequencies, including full coverage in Japan with 3GPP Band 3 frequencies with multiple input multiple output capability. Upon the launch of such coverage, Rakuten will receive unlimited, exclusive rights and usage capacity in Japan in exchange for a $0.5 million annual maintenance fee payable to AST LLC or our successors. Furthermore, we will make $5.0 million (or such lesser amount as mutually agreed upon the parties) in capital investments towards the design, assembly, acquisition and implementation of ground communication assets. We and Rakuten will receive unlimited rights and usage of the ground assets for our respective operations, including, but not limited to, satellite and other telecommunication communications. The term of the Rakuten Agreement shall remain in effect until we fulfill obligations under the Rakuten Agreement. Rakuten has the right to designate two individuals to our Board. Currently, Rakuten has designated Hiroshi Mikitani, Founder, Chairman and Chief Executive Officer, Rakuten, Inc. as a director and has the right to designate another individual.

The Rakuten Agreement includes key performance indicators (“KPIs”) associated with the number of satellites launched, timing and coverage of the SpaceMobile Service in Japan in a phased manner that we were obligated to meet by June 2023. In connection with our inability to meet the applicable KPIs stated in the Rakuten Agreement by the deadline, we recognized an expense of $10.0 million recorded in Other (expense) income, net in the first quarter of 2023 and paid the amount in the third quarter of 2023.

Invesat and Antares Technologies

On March 4, 2024, we and Invesat LLC (“Invesat”), which is part of the Cisneros Group of Companies, of which Ms. Adriana Cisneros, a member of our Board, is the Chief Executive Officer, completed a series of transactions (including a Blocker Merger Transaction as defined in the Fifth Amended and Restated Limited Liability Company Operating Agreement of AST & Science, LLC, the “Transactions”) resulting in the acquisition by Antares of 10,445,200 shares of our Class A Common Stock. As part of the Transactions, 9,932,542 shares of our Class B Common Stock and 200,000 shares of our Class A Common Stock previously held by Invesat were cancelled. In addition, we received 10,245,200 AST LLC Common Units held by Invesat prior to the Antares Transaction. After giving effect to the Antares Transaction, the separate limited liability company existence of Invesat ceased.

As part of the Transactions, AST SpaceMobile Holdings II, LLC, a newly formed wholly owned subsidiary of us, merged with and into Invesat, with Invesat surviving such merger (the “First Merger”) and, immediately following the First Merger, Invesat merged with and into AST SpaceMobile Holdings, LLC, a newly formed wholly owned subsidiary of us (“AST Holdings”), with AST Holdings surviving such merger (the “Second Merger”). After giving effect to the Transactions, the separate limited liability company existence of Invesat ceased.

In connection with the Transactions, the Stockholders’ Agreement and the Registration Rights Agreement were amended to add an affiliate of Invesat, Antares, and remove Invesat as a party thereto to allow Antares to benefit from all of the rights previously held by Invesat thereunder. Antares has the right to designate one individual to our Board. Currently, Antares has designated Ms. Cisneros as a director.

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FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) served as the independent registered public accounting firm for the Company beginning July 2021. The following table represents fees for professional services rendered by KPMG for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit Fees	$706,400	$921,610
Audit-Related Fees	-	-
Tax Fees	422,964	390,304
All Other Fees	-	-
Total Fees	$1,129,364	$1,311,914

Audit fees include fees associated with the annual audit of our consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, review of quarterly financial statements, statutory audit of certain foreign subsidiaries, and comfort letters and consents provided in connection with equity offerings.

Tax fees include fees associated with tax compliance services, including the preparation, review, and filing of certain tax returns, as well as tax consulting services.

Under its charter, our Audit Committee must review and pre-approve both audit and permitted non-audit services provided by our independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. Each year, the independent registered public accounting firm’s retention to audit our financial statements, including the associated fee, is approved by the Audit Committee. Consistent with the policies and procedures of our written charter, all audit and tax services set forth above for 2023 were pre-approved by our Audit Committee, which concluded that the provision of such services by KPMG were compatible with the maintenance of the firm’s independence. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with the Company’s management and KPMG LLP the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2023 fiscal year. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB and Securities and Exchange Commission regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with KPMG LLP its independence from the Company.

The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2023 fiscal year for filing with the SEC.

Respectfully submitted,

Julio A. Torres (Chair)

Ronald Rubin

Alexander Coleman

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OTHER INFORMATION

Voting Information

Who Can Vote. Record holders of the Company’s Class A Common Stock, Class B Common Stock and Class C Common Stock as of the close of business on July 15, 2024, the Record Date, may vote at the Annual Meeting. As of the close of business on the Record Date, 151,394,393 shares of Class A Common Stock, 39,747,447 shares of Class B Common Stock, 78,163,078 shares of Class C Common Stock were issued and outstanding and entitled to vote.

Voting Rights. Holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together as a single class on each of the proposals. Holders of the Company’s Class A Common Stock and Class B Common Stock are entitled to one vote per share on each matter, with all holders of the Company’s Class A Common Stock and Class B Common Stock having in the aggregate 15.6% and 4.1% of the general voting power, respectively. Holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount on all matters submitted to stockholders for their vote or approval. At the Annual Meeting, each outstanding share of the Company’s Class C Common Stock will be entitled to ten votes on each matter, with holders of the Company’s Class C Common Stock having in the aggregate 80.4% of the general voting power.

Voting by Proxy. You may vote your proxy, using the internet, by telephone or mail, each as more fully explained below. In each case, we will vote your shares as you direct. When you vote your proxy, you can specify whether you wish to vote for or withhold from voting on each nominee for Director and for or against or abstain from voting on the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024, and the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan.

How to Vote. If any other matters are properly presented for consideration at the Annual Meeting, the individuals named and your proxy card as the Named Proxies will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting. Attending the virtual Annual Meeting by itself will not be deemed to revoke your proxy.

●	Vote by Internet

You can vote your shares via the internet on the voting website, which is www.proxypush.com/ASTS. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Monday, September 9, 2024. Our internet voting procedures are designed to authenticate stockholders through individual control numbers. If you requested and received a printed copy of the proxy materials, including a proxy card, in the mail and choose to vote via the internet, you do not need to return your proxy card.

●	Vote by Telephone

If you reside in North America, you can also vote your shares by telephone by calling the toll-free number provided on the voting website, which is www.proxypush.com/ASTS, and on the proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card). Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Monday, September 9, 2024. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders through individual control numbers. If you requested and received a printed copy of the proxy materials, including a proxy card, in the mail and choose to vote by telephone, you do not need to return your proxy card.

●	Vote by Mail

You can vote your shares by completing and mailing the proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card) to us so that we receive it before 11:59 p.m., Eastern Time, on Monday, September 9, 2024.

●	Vote by Remote Communication at the Virtual Annual Meeting

See “Attending the Annual Meeting” below.

Virtual Meeting. After careful consideration, the Board has determined to hold a virtual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. To participate in the Annual Meeting, stockholders as of the Record Date, or their duly appointed proxies, must register to attend the meeting online. Once registered, you will receive an email confirmation. On the day of the Annual Meeting you will receive an email one hour prior to the start of the meeting, at or about 9:00 a.m., Eastern Time, with a link. This link will allow you to access the meeting 15 minutes prior the Annual Meeting’s start time of 10:00 a.m., Eastern Time, on Tuesday, September 10, 2024. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

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We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.proxydocs.com/ASTS. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Instructions on how to attend and participate via the internet, including how to demonstrate proof of ownership, will be posted at www.proxydocs.com/ASTS.

A webcast replay of the Annual Meeting will be available until the sooner of September 10, 2025 or the date of the next annual meeting of stockholders to be held in 2025.

Deadline for Submitting Stockholder Proposals for 2025 Annual Meeting (Rule 14a-8): Rule 14a-8 of the Exchange Act, describes procedures as to the submission of stockholder proposals. A stockholder proposal intended for inclusion in the Company’s proxy statement and form of proxy for the 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 must meet the requirements of Rule 14a-8 of the Exchange Act and be received by the Corporate Secretary of the Company on or before April 1, 2025, unless the date of the 2025 Annual Meeting is changed by more than 30 days from the anniversary of our 2024 Annual Meeting, in which case the deadline will be as set forth in Rule 14a-8 of the Exchange Act.

Deadline for Submitting Director Nominees and Other Business Proposals for 2025 Annual Meeting: The Company’s Bylaws also set forth the procedures that a stockholder must follow to nominate a candidate for election as a director or to propose other business for consideration at stockholder meetings, in each case, not submitted under Rule 14a-8 of the Exchange Act. In each case, director nominations or proposals for other business for consideration at the 2025 Annual Meeting of Stockholders submitted under these Bylaw provisions must be received by the Corporate Secretary of the Company not earlier than May 13, 2025, nor later than June 12, 2025. In addition to satisfying the requirements under the Company’s Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Questions During the Annual Meeting. Only our stockholders of record as of July 15, 2024, are permitted to ask questions during the Annual Meeting. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.proxydocs.com/ASTS, type your question into the “Ask a Question” field, and click “Submit.” Questions relevant to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Generally, stockholder questions must be relevant to the agenda items then before the Annual Meeting. Stockholder questions or remarks must be pertinent to matters addressed at the Annual Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together.

Revocation of Proxies. You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can follow the instructions given for changing your vote using the internet or by telephone or deliver a valid written proxy with a later date; (2) you can notify the Corporate Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Annual Meeting of Stockholders above); or (3) you can vote by remote communication at the Annual Meeting.

Quorum. The presence, in person (including virtually) or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions, withheld votes, and broker non-votes, if any, will be included in the calculation of the number of shares considered to be present at the meeting to determine whether a quorum has been established.

Broker Non-Votes. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you.

Required Votes for Proposals. The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The ten nominees receiving the highest number of votes cast “for” will be elected. Only votes “for” will affect the outcome of the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting, excluding abstentions and broker non-votes, is required to approve the ratification of the appointment of KPMG as our independent registered public accounting firm and the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of KPMG as our independent public accounting firm and the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan. Abstentions will not be considered votes cast; therefore, they will have no effect on the vote with respect to the approval of the ratification of the appointment of KPMG and the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan. Broker non-votes will also not be considered votes cast, and therefore, will have no effect on the vote with respect to the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan. We do not expect any broker non-votes with respect to the approval of the ratification of the appointment of KPMG.

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Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting.

Abel Avellan, our Chairman, Chief Executive Officer and President, currently possesses approximately 80.4% of the total voting power of our issued and outstanding shares. Mr. Avellan has indicated his intention to vote: (1) for the election of each of the 10 director nominees; (2) for the ratification of the appointment of KPMG as our independent registered public accounting firm; and (3) for the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan. Accordingly, the election of each of the director nominees, the ratification of the appointment of KPMG as our independent registered public accounting firm, and the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan are assured notwithstanding a contrary vote by any or all stockholders other than Mr. Avellan.

Stockholders of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s stock transfer agent (“Continental”), you are considered the stockholder of record with respect to those shares. If you are a registered stockholder and do not vote by internet or telephone, or return your proxy card, your shares will not be voted. If you submit your proxy card with an unclear voting designation or no voting designation at all, your shares will be voted in favor of the election of the director nominees to the Company’s Board for a term expiring at the Company’s 2025 Annual Meeting of Stockholders, for the ratification of the appointment of KPMG as our independent public accounting firm and for the approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan by the Named Proxies.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the stockholder of record, and your shares are held in “street name.” If you are a beneficial owner whose shares are held by a broker, your broker has discretionary voting authority to vote your shares with respect to the ratification of KPMG, even if your broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on any of the other matters to be voted on at the Annual Meeting without instructions from you, in which case a broker non-vote will occur. It is important that you instruct your broker on how to vote your shares.

Confidential Voting. All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy whether you vote, using the internet, by telephone or mail. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if doing so is necessary to meet legal requirements.

Solicitation of Proxies. The Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of this solicitation, including the cost of preparing and distributing this Proxy Statement, the Annual Report and the enclosed form of proxy card and the cost of hosting the virtual meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by directors, officers, employees, or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

Other Matters. As of the date of this Proxy Statement’s printing, we do not intend to submit any matters to the Annual Meeting other than those set forth herein, and we know of no additional matters that will be presented by others.

BY ORDER OF THE BOARD OF DIRECTORS

Abel Avellan
Chairman and Chief Executive Officer

July 30, 2024

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Appendix A

AST SPACEMOBILE, INC.

2024 INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the AST SpaceMobile, Inc. 2024 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of AST SpaceMobile, Inc., a Delaware corporation (the “Company”), and AST & Science, LLC (the “Operating Company”), by linking the individual interests of Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company and the Operating Company and their subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s and the Operating Company’s operation is largely dependent.

This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain foreign subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of Shares authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

The Plan replaces and supersedes the AST SpaceMobile, Inc. 2020 Incentive Award Plan (the “Prior Plan”) and is effective upon the date approved by the Company’s stockholders. Upon approval of the Plan by the Company’s stockholders, no new awards shall be made under the Prior Plan, although outstanding awards previously made under the Prior Plan shall continue to be governed by the terms of the Prior Plan. Shares of Common Stock that are subject to outstanding awards under the Prior Plan that expire, are forfeited or otherwise terminate unexercised may be subjected to new Awards under the Plan, as provided in Article 3.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1. “Administrator” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

2.2. “Affiliate” shall mean the Operating Company and any other person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company, including any Subsidiary and any Affiliate that is a domestic eligible entity that is disregarded, under Treasury Regulation Section 301-7701-3, as an entity separate from either the Company or any Subsidiary. As used in this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through ownership of voting securities, by contract or otherwise.

2.3. “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4. “Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5. “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or SAR Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or SAR Term, as applicable).

2.6. “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Incentive Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.7. “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.8. “Board” shall mean the Board of Directors of the Company.

2.9. “Change in Control” shall mean

(a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Holders (as defined in the Operating Company LLCA)) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Common Stock, Class B Common Stock, Class C Common Stock, preferred stock and/or any other class or classes of capital stock of the Company (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Company entitled to vote;

(b) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets (including a sale of all or substantially all of the assets of the Operating Company); or

(c) there is consummated a merger or consolidation of the Company with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Company immediately prior to such merger or consolidation do not continue to represent, or are not converted into, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock, Class B Common Stock, Class C Common Stock, preferred stock and/or any other class or classes of capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsections (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section l .409A-3(i)(5) (it being understood that vesting of the Award may accelerate upon a Change in Control, even if payment or settlement of the Award may not accelerate pursuant to this clause (ii)).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10. “Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.

2.11. “Class C Common Stock” means the Class C Common Stock, par value $0.000 l per share, of the Company.

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2.12. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.13. “Committee” shall mean the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted in accordance with Applicable Law.

2.14. “Common Stock” shall mean the Class A Common Stock, par value $0.0001 per share, of the Company.

2.15. “Common Units” means Common Units, as defined in the Operating Company LLCA.

2.16. “Company” shall have the meaning set forth in Article 1.

2.17. “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any parent of the Company or Affiliate who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.18. “Director” shall mean a member of the Board, as constituted from time to time.

2.19. “Director Limit” shall have the meaning set forth in Section 4.6.

2.20. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.21. “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.22. “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders.

2.23. “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.24. “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any parent of the Company or Affiliate.

2.25. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.26. “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

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2.27. “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28. “Holder” shall mean a person who has been granted an Award.

2.29. “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30. “Incentive Unit” shall mean, to the extent authorized by the Operating Company LLCA, a class of limited liability company unit in the Operating Company that is granted pursuant to Section 9.3 hereof and is intended to constitute a “profits interest” within the meaning of the Code.

2.31. “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.32. “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.33. “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.34. “Operating Company” means shall have the meaning set forth in Article 1.

2.35. “Operating Company LLCA” means the Fifth Amended and Restated Limited Liability Company Operating Agreement of the Operating Company, as may be amended and/or restated from time to time.

2.36. “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.37. “Option Term” shall have the meaning set forth in Section 5.4.

2.38. “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee, and (c) the Operating Company LLCA.

2.39. “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

2.40. “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that may be used to establish Performance Goals include, but are not limited to, the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) net income (either before or after taxes) or net income growth; (iii) adjusted net income; (iv) operating earnings or profit (consolidated or unconsolidated, and either before or after taxes); (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) return on assets or return on net assets; (vii) return on capital (or invested capital) and cost of capital; (viii) return on stockholders’ equity; (ix) total stockholder return; (x) gross or net profit or operating margin; (xi) costs, reductions in costs and cost control measures; (xii) expenses and expense control measures; (xiii) working capital; (xiv) earnings or loss per share; (xv) adjusted earnings or loss per share; (xvi) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xvii) regulatory achievements or compliance; (xviii) revenues, revenue growth or net revenue growth, (xix) implementation or completion of critical projects; (xx) market share; (xxi) economic value; (xxii) hiring or personnel, and (xxiii) individual employee performance, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or other employees or to market performance indicators or indices.

2.41. “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined with reference to Applicable Accounting Standards or any other methodology as determined appropriate by the Administrator.

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2.42. “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.43. “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.44. “Plan” shall have the meaning set forth in Article 1.

2.45. “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.46. “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.47. “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

2.48. “Rule 16b-3” means Rule 16b-3 of the Exchange Act and any amendments thereto.

2.49. “SAR Term” shall have the meaning set forth in Section 5.4.

2.50. “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.51. “Securities Act” shall mean the Securities Act of 1933, as amended.

2.52. “Shares” shall mean shares of Common Stock.

2.53. “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting (x) the exercise price per share of such Award from (y) the Fair Market Value on the date of exercise of such Award by (ii) the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.54. “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.55. “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.56. “Termination of Service” shall mean the date the Holder ceases to be an Eligible Individual. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin- off).

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ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.

(a) Subject to Sections 3.l(b) and 12.2, Awards may be made under the Plan from and after the Effective Date covering an aggregate number of Shares not to exceed the sum of (i) 2,000,000 Shares, plus (ii) one (1) Share for every one (1) Share available for award under the Prior Plan as of July 30, 2024. The limit provided in the immediately preceding sentence shall also constitute the maximum number of Awards under the Plan that may be granted as Incentive Stock Options; provided, however, that such limit shall be increased by 2,000,000 Shares as of each January 1st following the Effective Date and prior to the Expiration Date of this Plan. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market. Subject to Section 12.2, each Incentive Unit issued pursuant to an Award shall count as one (1) Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3. l(a). Any Shares subject to an Award under the Prior Plan and that expires, is forfeited, otherwise terminates or is settled in cash, after the Effective Date, shall be added to the Shares reserved for issuance under this Plan. In addition, the number of Shares available for issuance under the Plan may increase on each January 1st occurring following the Effective Date and prior to the Expiration Date in an amount up to 2,000,000 Shares by action of the Administrator.

(b) If any Shares are forfeited, expire or otherwise terminate, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. In addition, the following Shares shall be added to the Shares authorized for grant under Section 3.l(a) and shall be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or a Stock Appreciation Right; (iii) Shares subject to a Stock Appreciation Right or other stock-settled Award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right or other stock-settled Award; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.l(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

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ARTICLE 4

GRANTING OF AWARDS

4.1. Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.

4.2. Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on one or more Performance Criteria or achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.

4.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4. At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5. Foreign Holders. Notwithstanding any provision of the Plan or applicable Program and/or Sub Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish Sub Plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such Sub Plans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6. Non-Employee Director Awards.

(a) Non-Employee Director Equity Compensation Policy. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

(b) Director Limit. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the sum of the grant date fair value of equity-based Awards granted and the amount of any cash-based Awards or other fees paid to a Non-Employee Director during any calendar year shall not exceed $1,000,000 (the “Director Limit”). The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

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ARTICLE 5

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1. Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan, including any limitations in the Plan that apply to Incentive Stock Options; provided, however that Options and Stock Appreciation Rights may not be granted with respect to stock that is not “service recipient stock” as defined in Treasury Regulation Section 1.409A-l(b)(5)(iii).

5.2. Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3. Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4. Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Tenn, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

5.5. Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (a) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable Holder due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year (or any shorter) term of the applicable Option or Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.

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ARTICLE 6

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1. Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2. Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written notice of exercise in a form the Administrator approves (which may be electronic) complying with the applicable rules established by the Administrator. The notice shall be signed or otherwise acknowledged electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law;

(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.

6.3. Expiration of Option Term or SAR Term: Automatic Exercise of In-the-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date, shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.l(b) or 10.l(c), and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.

6.4. Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition or other transfer (other than in connection with a Change in Control) of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

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ARTICLE 7

AWARD OF RESTRICTED STOCK

7.1. Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock, or the right to purchase Restricted Stock, to Eligible Individuals, and shall determine the terms and conditions, including the vesting conditions (which may be based on continued service and/or the achievement of Performance Goals) and other restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2. Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary dividends or distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to the Holder holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes non-forfeitable.

7.3. Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) and any property or cash transferred to Holders in connection with an extraordinary dividend or distribution shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement.

7.4. Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.

7.5. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8

AWARD OF RESTRICTED STOCK UNITS

8.1. Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A Holder will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

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8.2. Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Goals or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. An Award of Restricted Stock Units shall only be eligible to vest while the Holder is an Employee, a Consultant or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may become vested subsequent to a Termination of Service in the event of the occurrence of one or more specified events, including a Change in Control.

8.3. Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date applicable to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

ARTICLE 9

AWARD OF OTHER STOCK OR CASH BASED AWARDS, DIVIDEND EQUIVALENTS AND INCENTIVE UNITS

9.1. Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, Performance Criteria and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

9.2. Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. Notwithstanding the forgoing, Dividend Equivalents with respect to an Award shall only be paid to the Holder to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalents will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes non-forfeitable, unless determined otherwise by the Administrator.

9.3. Incentive Units. The Administrator is authorized to grant Incentive Units (if authorized under the Operating Company LLCA) in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that Incentive Units may only be issued to a Holder for the performance of services to or for the benefit of the Operating Company (a) in the Holder’s capacity as a member of the Operating Company, (b) in anticipation of the Holder becoming a member of the Operating Company, or (c) as otherwise determined by the Administrator, provided that if and to the extent that the Incentive Units are intended to constitute “profits interests” within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001-43, 2001-2 C.B. 191, such Incentive Units shall be granted, administered and interpreted in all respects in accordance with the requirements thereof. The Administrator shall specify the conditions and dates upon which the Incentive Units shall vest and become nonforfeitable. Incentive Units shall be subject to the terms and conditions of the Operating Company LLCA and such other restrictions, including restrictions on transferability, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

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ARTICLE 10

ADDITIONAL TERMS OF AWARDS

10.1. Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2. Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section l0.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3. Transferability of Awards.

(a) Except as otherwise provided in Sections 10.3(b) and 10.3(c):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

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(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); (iii) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by applicable law; and (iv) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section l0.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

10.4. Conditions to Issuance of Shares.

(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

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10.5. Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of the AST SpaceMobile, Inc. Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation (as it may be amended, restated, supplemented or replaced from time to time and including any successor policy or policies thereto) and any other claw-back policy implemented by the Company, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6. Repricing. Subject to Section 12.2, the Administrator may not, without the approval of the stockholders of the Company,

(a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

10.7. Amendment of Awards. Subject to Applicable Law and Section 10.6, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or settlement. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).

10.8. Lock-Up Period. The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Holders from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter. In order to enforce the foregoing, the Company shall have the right to place restrictive legends on the certificates of any securities of the Company held by the Holder and to impose stop transfer instructions with the Company’s transfer agent with respect to any securities of the Company held by the Holder until the end of such period.

10.9. Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.9 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s ability to participate in the Plan, and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

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ARTICLE 11

ADMINISTRATION

11.1. Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, (A) shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board, and (B) may re-vest in itself at any time any authority of the Committee hereunder, and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2. Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.7 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3. Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Holder) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.

11.4. Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria and/or Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

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(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement, resolve any ambiguities under the Plan or any Award and supply any omissions; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5. Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.

11.6. Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

11.7. Acceleration. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions (and, if applicable, the Company shall cease to have a right of repurchase) of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.2.

11.8. Deferral. Notwithstanding any provision in this Plan to the contrary, the Administrator, in its sole discretion, may provide that Awards and amounts payable under such Awards may be deferred by Holders pursuant to such plan, policy or procedure as the Administrator and/or the Company may establish from time to time.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1. Amendment, Suspension or Termination of the Plan.

(a) Except as otherwise provided in Section 12.l(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.7 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b) Notwithstanding Section 12.l(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.

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(c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board and (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

12.2. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of (i) any equity distribution, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, division of Shares or Common Units, Share or unit split, reverse Share or unit split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or Common Units or other securities of the Company or an Affiliate, as applicable, issuance of warrants or other rights to acquire Shares or Common Units or other securities of the Company or an Affiliate, as applicable, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Shares or Common Units, or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company or an Affiliate, or the financial statements of the Company or an Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Administrator in its sole discretion to be necessary or appropriate, then the Administrator shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) Adjusting any or all of (A) the number of Shares or other securities of the Company or an Affiliate (or the number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 3 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company or an Affiliate (or the number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price with respect to any Award or (3) any applicable performance measures;

(ii) Providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) Cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Administrator (which, if applicable, may be based upon the price per Share received or to be received by other holders of the Shares or same class or series of securities as the securities subject to the Award in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having an exercise price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor).

For the avoidance of doubt, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation - Stock Compensation (FASB ASC 718)), the Administrator shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustments under this Section 12.2(a) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3, to the extent applicable. The Administrator or its designee shall give each Holder notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b) Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Administrator may provide in its sole discretion that, with respect to all or any portion of a particular outstanding Award or Awards:

(i) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Holder’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Holder’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

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(ii) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article III on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;

(v) To replace such Award with other rights or property selected by the Administrator; and/or

(vi) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

To the extent practicable, any actions taken by the Administrator under the immediately preceding clauses (i) through (vi) shall occur in a manner and at a time which allows affected Holders the ability to participate in the Change in Control transaction with respect to the Shares subject to their Awards.

12.3. Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse, and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.4. No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5. Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6. Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and Incentive Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

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12.8. Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9. Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10. Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Affiliates is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A (and for clarity, the foregoing shall apply to any Award or other amount that is payable on account of a Holder’s Termination of Service (or similarly defined term) and which relies on an exemption from Section 409A linked to a “separation from service”), and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.11. Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

12.12. Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator (and each delegate thereof pursuant to Section 11.6) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan or any Award Agreement and against and from any and all amounts paid by him or her, with the Board’s approval, in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and, once the Company gives notice of its intent to assume such defense, the Company shall have sole control over such defense with counsel of the Company’s choosing. The foregoing right of indemnification shall not be available to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of the person seeking indemnity giving rise to the indemnification claim resulted from such person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.13. Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.14. Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

A-19

AST SpaceMobile
P.O. BOX 8016, CARY, NC 27512-9903

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AST SpaceMobile, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of July 15, 2024

Tuesday, September 10, 2024 10:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ASTS for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY 11:59 PM, Eastern Time, September 9, 2024.

Internet:
www.proxypush.com/ASTS
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-308-2599
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/ASTS

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Andrew M. Johnson (the "Named Proxy"), as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him, to vote all the shares of capital stock of AST SpaceMobile, Inc. which the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

AST SpaceMobile

AST SpaceMobile, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect ten directors to the Company's Board of Directors for a term expiring at the Company's 2025 Annual Meeting of Stockholders.				
		FOR	WITHHOLD		
	1.01 Abel Avellan	☐	☐		FOR
	1.02 Adriana Cisneros	☐	☐		FOR
	1.03 Luke Ibbetson	☐	☐		FOR
	1.04 Edward Knapp	☐	☐		FOR
	1.05 Hiroshi Mikitani	☐	☐		FOR
	1.06 Ronald Rubin	☐	☐		FOR
	1.07 Christopher Sambar	☐	☐		FOR
	1.08 Richard Sarnoff	☐	☐		FOR
	1.09 Julio A. Torres	☐	☐		FOR
	1.10 Johan Wibergh	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2024.	☐	☐	☐	FOR
3.	To approve the AST SpaceMobile, Inc. 2024 Incentive Award Plan.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASTS

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date